As filed with the Securities and Exchange Commission on  July 31, 2006

Securities Act Registration No. 333-57548

Investment Company Act Registration No. 811-10319

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 10	[Ö]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö]

Amendment No. 11	[Ö]

MUTUALS.COM

(Exact Name of Registrant as Specified in Charter)

700 N. Pearl Street, Suite 900 Dallas, Texas (Address of Principal Executive Offices)	75201 (Zip Code)

Registrant's Telephone Number, including Area Code: (800) 688-8257

Joseph C. Neuberger

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 2nd Floor

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copies to:

Carol Gehl Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202	Rachel A. Spearo U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 2nd Floor Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

[   ]

immediately upon filing pursuant to paragraph (b) of Rule 485.

[Ö]

on July 31, 2006 pursuant to paragraph (b) of Rule 485.

[   ]

60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[   ]

on (date) pursuant to paragraph (a)(1) of Rule 485.

[   ]

75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[   ]

on (date) pursuant to paragraph (a)(2) of Rule 485

Prospectus July 31, 2006

MUTUALS.com

GENERATION WAVE

GROWTH FUND (GWGFX)

Phone: 1-866-264-8783 Web: www.MUTUALS.com	Investment Advisor Mutuals Advisors, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of the Prospectus.  Any representation to the contrary is a criminal offense.

MUTUALS.COM

OVERVIEW: RISK/RETURN SUMMARY	1
PRINCIPAL RISKS OF INVESTMENT IN THE FUND	3
PORTFOLIO HOLDINGS INFORMATION	6
FUND PERFORMANCE	6
FEES AND EXPENSES OF THE FUND	7
TEMPORARY INVESTMENTS	8
MANAGEMENT OF THE FUND	9
MORE ON THE FUND'S INVESTMENT STRATEGY AND PHILOSOPHY	10
VALUATION OF FUND SHARES	12
PURCHASING FUND SHARES	12
SELLING (REDEEMING) FUND SHARES	15
EXCHANGE PRIVILEGE	18
GENERAL TRANSACTION POLICIES	18
DISTRIBUTION OF FUND SHARES	19
COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS	19
DISTRIBUTIONS AND TAXES	19
FINANCIAL HIGHLIGHTS	21

OVERVIEW: RISK/RETURN SUMMARY

This Prospectus discusses the Generation Wave Growth Fund (the “Fund”), a series of MUTUALS.com (the “Trust”), an open-end management investment company.  The Fund is a no-load, non-diversified investment company.

Investments in other Mutual Funds

The Fund achieves its investment objective by principally investing in shares of other open-end investment companies.  Some of the underlying funds in which the Fund invests pursue their own investment objectives by investing in particular types of securities (e.g., equity or debt), some concentrate in certain industries or sectors, and others invest in a variety of securities to achieve a particular return or tax result.

The Fund offers investment opportunities for a particular asset allocation strategy.  The Fund consists of a moderately aggressive asset mix, but may be invested in a range of market sectors and/or asset classes (e.g., large cap, small/mid cap, international or high-yield income) represented by any number of underlying funds (typically at least three at any given time).

Mutuals Advisors, Inc. (the “Advisor”) is located at Plaza of the Americas, 700 N. Pearl Street, Suite 900, Dallas, Texas 75201 and serves as the investment advisor to the Fund.  Pursuant to a subadvisory agreement dated July 31, 2006 with the Advisor, GNI Capital, Inc. (“GNI”) serves as subadvisor to the Fund (See “Management of the Fund” for more information on the subadvisory agreement between the Advisor and GNI).

GNI is responsible for constructing and maintaining the asset class and sector allocations for the Fund, subject to the oversight and review of the Advisor.  It is anticipated that at any given time, the underlying funds in which the Fund invests may fall anywhere on the entire spectrum of asset classes and sectors currently available, focusing on the demographic, economic and lifestyle trends of the “baby boomer” generation  (See “More on the Fund’s Investment Strategy and Philosophy” on page 11 of this Prospectus).  Furthermore, GNI is not constrained by any particular investment style.  For example, at any given time, an underlying equity fund in which the Fund invests may buy “growth” or “value” stocks, or some combination of both.  GNI reviews and re-balances the underlying funds in which the Fund invests as necessary to reflect its current analysis of the appropriate mix of assets among and within asset classes and sectors.  GNI monitors the Fund’s specific investment objective and strategy with the goal of predictable and reliable investment results.

As a means to pursue its investment objective, the Fund intends to remain fully invested in shares of underlying mutual funds at all times.  The Fund may, however, to a limited extent pursue an investment strategy of investing its assets directly in securities in lieu of indirect investments through other investment companies.  The Fund’s direct investments will remain consistent with its asset allocation strategy and will typically be close or identical to those securities held by one or more of the underlying funds in which the Fund currently invests.  In addition, under adverse market or other conditions, the Fund may adopt a temporary defensive position and invest a portion of its assets in cash or similar investments.  (See “Temporary Investments” on page  of this Prospectus.)

Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective

The investment objective of the Fund is capital appreciation over the long term while at times providing a low level of current income.  This objective and the investment strategies described below are non-fundamental, which means that they may be changed by action of the Fund’s Trustees without shareholder approval.

Principal Investment Strategies

As mentioned in the Overview section on page 1 of this Prospectus, under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds.  In turn, those mutual funds invest primarily in equity securities of U.S. and/or foreign companies with a wide range of market capitalizations.  In addition, the Fund may at times invest in fixed-income funds of varying types.  The mutual funds in which the Fund invests will be selected from the suitable pool of funds selected by GNI after applying a combination of objective and subjective criteria to mutual funds available on the market (For more information regarding GNI’s investment process and the suitable pool of funds, please refer to “More on the Fund’s Investment Strategy and Philosophy” on page 11 of this Prospectus).  GNI does not anticipate that the Fund will engage in activities that attempt to hedge or reduce short-term market volatility.

The equity funds in which the Fund may invest will include any type of equity fund (e.g., international equity, technology or health care), including exchange-traded funds.  However, by allocating assets to less aggressive equity funds (or to aggressive equity funds in lesser percentages) and at times adding fixed-income funds to the allocation, GNI will attempt to diminish the risk and volatility.  Furthermore, the Fund will at times invest in fixed-income funds made up of securities with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times, a larger emphasis will be given to one particular type of fixed-income fund.  The terms “investment grade” and “non-investment grade” refer to the credit quality of fixed-income securities as established by a recognized rating agency, such as Standard and Poor’s (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch IBCA, Inc. (“Fitch”).  The Fund’s combination of investments, however, will involve a majority of equity funds.

The Fund may purchase shares of exchange-traded funds (“ETFs”), a type of investment company that trades like common stock on an exchange. An ETF usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.

Principal Risks of Investment

The following list represents the primary risks to which the Fund is subject.  Please refer to the “Principal Risks of Investment in the Fund” on page 3 of this Prospectus for more information about the Fund’s risks.

●	Asset Allocation Risk	●	Government Obligations Risk
●	Fund of Funds Risks	●	Foreign Securities Risks
●	Stock Market Risks	●	Emerging Market Risks
●	Small and Medium Capitalization Risk	●	Sector/Industry Concentration Risks
●	Liquidity Risks	●	Non-Diversification Risks
●	Bond Market Risks	●	Borrowing Risks
●	Credit Risks	●	Exchange Traded Funds Risks

Who May Want to Invest

The Fund is designed for maximum capital appreciation with the assumption of an above-average level of risk.  Accordingly, it is appropriate for the long-term (seven years or longer time horizon) mutual fund investor seeking maximum capital appreciation with the assumption of an above-average level of market risk.

PRINCIPAL RISKS OF INVESTMENT IN THE FUND

Mutual funds pool shareholders’ money and, using investment managers, invest the shareholders’ money in securities.  Although the Fund principally invests in a number of underlying mutual funds, this investment strategy does not eliminate investment risk.  Owning securities, including mutual funds, has risks that may cause you to lose money on your investment in the Fund.  As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no mutual fund can give any assurance that its investment objective will be achieved.

The principal risks of the Fund are mentioned in the Fund’s risk/return summary.  The following list sets forth more information about some of those risks, along with information on additional types of risks that apply to the Fund.  The Fund is potentially subject to each of the following risks.  The degree of exposure to certain risks varies, however, depending upon the Fund’s asset allocation at a given time.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•

Asset Allocation Risk:  The main risk of the Fund is the emphasis placed on GNI’s judgment in assembling the asset allocation strategies and combining of investments in the underlying funds which focus on the demographic, lifestyle, and economic trends of the “baby boomer” generation.  GNI’s primary role is to make decisions based on investment research and analysis about the appropriate asset allocation among and within asset classes and sector types at any given time.  Furthermore, although the Fund has ranges of equity and fixed-income allocations, the types of equity or fixed-income funds used and in what proportion involve highly subjective judgments and the Fund is designed to reflect those judgments.  As a consequence, the principal risk of the Fund involves the risk that those judgments may not anticipate actual market movements or the effect of economic conditions generally.  In fact, no matter how well GNI evaluates market conditions, you could lose money on your investment in the Fund, just as you could with other investments.

•

Fund of Funds Risk:  The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe an investment company that pursues its investment objective by investing in other investment companies.  Your cost of investing in the Fund will generally be higher than the cost of investing directly in shares of the mutual funds in which it invests.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying mutual funds in which it invests in addition to its direct fees and expenses, as well as indirectly bearing the principal risks of those funds.  Furthermore, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes that you pay.

•

Stock Market Risks:  The Fund invests in mutual funds that invest in equity securities.  Equity mutual funds are subject to stock market risks and significant fluctuations in value.  Stock market prices of securities may be adversely affected by many factors, such as an issuer’s having experienced losses or by the lack of earnings or by the issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer.  If the stock market declines in value, the Fund is likely to decline in value in proportion to its investments in equity funds.  Furthermore, an underlying fund’s focus on certain types of stocks (such as small or large capitalization) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as the general market).

•

Small and Medium Capitalization Risk:  To the extent that the Fund invests in underlying funds that invest in the equity securities of companies with small and medium size capitalizations, the Fund is subject to certain risks.  Companies with small and medium size capitalizations often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund’s assets.

•

Liquidity Risk:  The securities of many of the companies with small and medium size capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell.  If that happens, an underlying fund invested in equity securities of companies with small and medium size capitalizations may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on such underlying fund’s performance.

•

Bond Market Risks:  The Fund may invest in underlying funds that are invested in a broad range of bonds or fixed-income securities.  To the extent that an underlying fund is so invested, the return on and value of an investment in the Fund will fluctuate with changes in interest rates.  Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk).  Conversely, when interest rates fall, the fixed-income security’s market value increases.  In general, the longer a fixed-income security’s maturity, the higher its interest rate and the greater the risk of volatility (maturity risk).  A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk).  Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities and domestic or worldwide economic conditions.

•

Credit Risks:  Individual issuers of fixed-income securities may be subject to the credit risk of the issuer.  This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations.  Fixed-income securities receiving the lowest investment grade rating may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances.  High yield, high risk and lower-rated securities, or “junk bonds,” are subject to additional risk factors, such as increased possibility of default, decreased liquidity and fluctuations in value due to public perception of the issuer of such securities.

•

Government Obligations Risks:  The underlying funds in which the Fund invests may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

•

Foreign Securities Risks:  The Fund may invest in mutual funds that invest in foreign securities.  Foreign securities may involve more risks than those associated with U.S. investments.  The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource self-sufficiency.  Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

•

Emerging Market Risks:  In addition to developed markets, the underlying funds in which the Fund invests may invest in emerging markets.  In addition to the risks of foreign securities in general, countries in emerging markets can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that trade a small number of issues.

•

Sector/Industry Concentration Risks:  The Fund may invest in underlying funds that in turn concentrate their investments within one industry or sector or among a broad range of industries or sectors.  To the extent that an underlying fund focuses on one or more sectors or industries, it may be subject to the risks affecting that sector or industry more than would a more broadly diversified fund.  Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors.  GNI’s judgment about which sectors or industries offer the greatest potential for long-term financial reward will change over time, and the underlying funds in which the Fund invests may concentrate their investments in any number of different sectors or industries.

•

Technology Sector Risks:  To the extent that an underlying fund concentrates in the technology sector, it will be subject to the risks of that sector, including competitive pressures of technology companies from new market entrances and technological obsolescence, as well as increased research and development costs and potential for greater governmental regulation.

•

Health Sector Risks:  To the extent that an underlying fund concentrates in the health care sector, it will be subject to similar risks of the technology sector, and additional risks including risks related to legislative and regulatory action, which may affect profitability of companies in that sector.

•

Financial Services Sector Risks:  To the extent that an underlying fund concentrates in the financial services sector, it will be subject to those risks.  The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may affect the profitability of companies in that sector.

•

Basic Industries Sector Risks:  To the extent that an underlying fund concentrates in the basic industries sector, it will be subject to those risks.  Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

•

Non-Diversification Risks:  The Fund may invest in underlying funds classified as “non-diversified” under federal securities laws, which means that one-half of such underlying fund’s assets may be invested in two or more securities, while the other half is spread out among various investments not exceeding 5% of such fund’s total assets.  As a result, an underlying fund’s shares (and, by extension, your shares) may be more susceptible to adverse changes in the value of the shares of a particular security than would be the shares of a diversified mutual fund.  In addition, the Fund is non-diversified because at any given time the Fund may invest all of its assets in the shares of as few as three underlying mutual funds.

•

Borrowing Risks:  The Fund may borrow money to meet redemptions, for other emergency purposes, or to increase its portfolio holdings.  Such borrowings may be on a secured or unsecured basis at fixed or variable interest rates.  Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if borrowing were not used.

•

Exchange Traded Funds Risks:  The Fund may purchase shares in an ETF.  An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.   Additionally, ETFs have management fees, which increase their cost.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The SAI and Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.   The SAI is also available by contacting the Fund c/o U.S. Bancorp Fund Services, LLC, at 1-866-264-8783 and on the Fund’s website at www.MUTUALS.com.

FUND PERFORMANCE

The Annual Returns bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance through December 31, 2005.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The information shown assumes reinvestment of dividends and distributions.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Returns and Performance Table

Generation Wave Growth Fund Calendar Year Returns as of 12/31

The Fund’s calendar year-to-date return as of June 30, 2006 was 2.16%.  During the period shown in the bar chart, the best performance for a quarter was 19.12% (for the quarter ended June 30, 2003).  The worst performance was (18.51)% (for the quarter ended September 30, 2002).

Average Annual Total Returns

	Periods Ended December 31, 2005
	One Year	Three Year	Since Inception(5)
Generation Wave Growth Fund

Return Before Taxes	8.12%	17.77%	4.52%

Return After Taxes on Distributions(1) (2)	8.02%	17.64%	4.44%

Return After Taxes on Distributions and Sale of Fund Shares(1) (3)	5.29%	15.37%	3.85%

S&P 500 Index(4)	4.91%	14.38%	1.92%

(1)

After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  For 2005, the highest ordinary income and short-term capital gain rate was 35%, the highest qualified dividend rate was 15% and the highest long-term capital gain rate was 15%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(3)

“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)

The S&P 500 Index is a widely recognized, unmanaged index generally representative of the U.S. stock market.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities.  A direct investment in the S&P 500 Index is not possible.

(5)	The inception date of the Fund was June 21, 2001.

FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund.  These fees and expenses are described in the tables below and are further explained in the example that follows:

Fee Table (1)

SHAREHOLDER FEES (fees paid directly from your investment)	Generation Wave Growth Fund
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee (2)	1.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)	Generation Wave Growth Fund

Management Fees	0.95%
Distribution (Rule 12b-1) Fees	None
Other Expenses (3)	0.82%
Total Annual Fund Operating Expenses	1.77%
Less Expense Reimbursement	(0.27)%
Net Expenses (4)	1.50%

____________________________________

(1)

Because the Fund is a “fund of funds,” you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests.  The actual underlying fund expenses are expected to vary with changes in the allocation of the Fund’s assets among various underlying funds.

(2)	The Fund charges a fee of 1.00% on the proceeds from redemptions of shares held for less than 60 days.
(3)	These expenses include custodian, transfer agency, shareholder servicing and other customary Fund expenses.
(4)

The Fund has an Investment Advisory Agreement with the Advisor dated June 14, 2001.  The Agreement provides that the Fund shall pay the Advisor an annual management fee in the amount of 0.95% of its average daily net assets.  The Advisor has also entered into an Expense Waiver and Reimbursement Agreement dated June 14, 2001, with the Trust on behalf of the Fund.  Under the Expense Waiver and Reimbursement Agreement, the Advisor has agreed to waive its fees and absorb expenses for the Fund to the extent that the total annual fund operating expenses exceed 1.50% of the Fund’s average daily net assets.  The Advisor may recapture any fees or expenses it has waived or reimbursed within a three-year period.  The Expense Waiver and Reimbursement Agreement has been renewed for an additional ten years and expires July 31, 2016.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% rate of return each year, that you reinvest all dividends and distributions, that the Fund’s operating expenses remain the same each year and that the Fund’s fee waiver/expense reimbursement agreement will not continue beyond the period discussed above.  Although your actual costs may be higher or lower, based on these assumptions your costs for the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Generation Wave Growth Fund	$153	$474	$818	$1,791

TEMPORARY INVESTMENTS

When GNI believes that market conditions are unfavorable for profitable investing, or when GNI is otherwise unable to locate attractive investment opportunities, the Fund may invest in cash or similar investments.  For cash management purposes, the Fund may hold up to 20% of its total assets directly in cash or similar short-term, investment grade securities such as U.S. Government securities, repurchase agreements, commercial paper or certificates of deposit.  These investments represent the assets that remain after GNI has committed available assets to desirable investment opportunities.  In addition, the Fund may invest up to 100% of its total assets in these types of investments as a temporary defensive position during adverse market, economic, political or other conditions to protect the Fund’s assets or maintain liquidity.  When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.  It is anticipated, however, that the Fund will be fully invested in securities consistent with the Fund’s investment objective during such adverse conditions.

MANAGEMENT OF THE FUND

Under the laws of the State of Delaware, the Board of Trustees of the Trust (the “Board of Trustees”) is responsible for managing the Trust’s business and affairs.  The Board of Trustees also oversees duties required by applicable state and federal law.  The Trust has entered into an investment advisory agreement with the Advisor dated June 14, 2001, (the “Investment Advisory Agreement”), pursuant to which the Advisor manages the investment of the assets of the Fund, subject to the oversight and review of the Trust’s Board of Trustees.  The Advisor has entered into a subadvisory agreement with GNI under which GNI serves as the Fund’s portfolio manager and, subject to the Advisor’s oversight and review, manages the Fund’s portfolio assets.

A discussion regarding the Board of Trustees’ basis for approving the Fund’s investment advisory agreement and subadvisory agreement is included in the Fund’s semi-annual report.

Investment Advisor

The Advisor, formerly known as MUTUALS.com, Inc., is located at Plaza of the Americas, 700 N. Pearl Street, Suite 900, Dallas, Texas 75201 and serves as the investment advisor to the Fund.  The Advisor is wholly-owned by Mutuals Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.). Mutuals Capital Alliance, Inc. is controlled by Mr. Richard Sapio who also controlled Mutuals.com Holdings Corp.  The Advisor is a SEC-registered investment advisor and as of June 30, 2006 had $105 million in assets under management.  Michael J. Henry is the President and Treasurer of the Advisor.

The Advisor is entitled to an annual advisory fee of 0.95% of the Fund’s average daily net assets.  In addition, the Advisor has entered into an Expense Waiver and Reimbursement Agreement in which it has agreed to keep the Fund’s expenses to a certain minimum (as described in the Fee Tables for the Fund).  Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived or reimbursed expenses for a three-year period under specified conditions.  This Agreement has been renewed for an additional ten years and expires on July 31, 2016.  For the fiscal year ended March 31, 2006, the Advisor received advisory fees of 0.68% of the average daily net assets of the Fund, net of waiver.  The Expense Waiver and Reimbursement Agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

The Subadvisor

GNI maintains an office located at 15455 Dallas Parkway, Suite 600, Addison, Texas 75001.  Under the subadvisory agreement between the Advisor and GNI dated July 31, 2006 (“Subadvisory Agreement”), GNI receives compensation from the Advisor for its subadvisory services to the Fund at the annual rate of 0.12% of the Fund’s average daily net assets.  GNI provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In executing such transactions, GNI seeks to obtain the best qualitative execution.  In addition to providing investment advisory services to the Fund, GNI serves as investment adviser to individuals, corporations, charitable organizations, pooled investment vehicles, and pension and profit-sharing plans.  As of June 30, 2006, and excluding assets attributable to the Fund or the Vice Fund (another series of the Trust), GNI had approximately $69 million in assets under management.

Portfolio Managers

From September 28, 2005 until July 30, 2006, Charles L.  Norton served in a dual status; serving as an executive officer of GNI and as Vice President of the Advisor and co-portfolio manager, with Mr. Henry, of the Fund.  As of July 31, 2006, and subject to the oversight and review of the Advisor, Mr. Norton and Allen R. Gillespie serve as co-portfolio managers of the Fund.

Prior to joining GNI in 2000, Mr. Norton was an analyst at Gotham Capital Management, a New York-based hedge fund, from June, 1998 to December, 1999.  From June, 1996 to June, 1998, Mr. Norton served as an analyst in the investment banking division of Salomon Smith Barney.   Mr. Norton received his B.S.M. from Tulane University and earned the Chartered Financial Analyst (“CFA”) designation in 2003.

Prior to forming GNI in 1997, Mr. Gillespie was a registered representative at Smith Barney/Robinson-Humphrey from 1995 until 1997. In 1997, he began managing private client portfolios, and founded and managed the Blue Ridge Total Return Fund until 1999. In addition to his advisory work, Mr. Gillespie provided independent research to Gotham Capital Management from 1998 to 1999.  Mr. Gillespie received his B.A. from Washington & Lee University and earned the CFA designation in 1999.   In 2005, Mr. Gillespie was appointed to the South Carolina Retirement System Investment Commission.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Managers and each Portfolio Manager’s ownership of securities in the Fund.

Legal Action

On December 4, 2003, the Securities and Exchange Commission (“SEC”) filed a civil action (the “Action”) in the United States District Court for the Northern District of Texas against MUTUALS.com, Inc. a registered broker-dealer and the previous investment advisor to the Funds (the “Prior Advisor”); two affiliated broker-dealers: Connely Dowd Management, Inc. (“CDM”) and MTT Fundcorp, Inc. (“MTT”); and the following individuals: Richard Sapio, the former CEO of the Prior Advisor; Eric McDonald, the former President of the Prior Advisor and CDM; and Michele Leftwich, the former compliance officer of the Prior Advisor and President of MTT.

The Action alleges that the Prior Advisor, acting as a broker dealer, acted to facilitate certain improper trading practices known as “market timing” and “late trading” by institutional hedge funds with respect to certain mutual fund companies unaffiliated with the Funds. There were no allegations concerning the Funds or the Advisor.

Simultaneously with the filing of the Action, the Prior Advisor and the SEC stipulated to the entry of an order appointing Mr. Ralph S. Janvey, Esq. of Dallas, Texas as a Special Monitor of the Prior Advisor.

The Trustees of the Funds are actively monitoring these matters and intend to take appropriate action if and when necessary.

On or about August 11, 2004, the U.S. Attorney for the Southern District of New York informed Richard Sapio, Eric McDonald and Michele Leftwich, three former executives of the Prior Advisor that they had been charged with wire fraud and securities fraud.  The charges against the former executives stem from the same market timing activities alleged in the civil action filed by the SEC against the three former executives and the Prior Advisor in December 2003.  The wire fraud charges carry a maximum penalty of thirty years in prison and a fine of $1 million or twice the gross gain or gross loss from the offense, whichever is greater. The securities fraud charges carry a maximum penalty of twenty years in prison and a fine of $5 million or twice the gross gain or gross loss from the offense, whichever is greater.  Mr. Sapio, Mr. McDonald and Ms. Leftwich resigned from their positions with the Prior Advisor in February, 2004.  Mr. Sapio controls Mutuals Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.), the parent company of the Advisor.  The Advisor is a new entity of which Michael J. Henry is the President and Treasurer.

There are no charges or allegations of wrongdoing against the Funds, the Advisor or GNI.

Additional lawsuits or regulatory actions arising out of the circumstances above, and presenting similar allegations and requests for relief, may be served or filed against the Funds or the Advisor and related entities and individuals in the future.

If the SEC or the U.S. Attorney were to obtain a court injunction or a conviction against the Prior Advisor and/or Mr. Sapio, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment advisor for any registered investment company, including the Funds. In such a case, the Advisor would seek exemptive relief from the SEC, as contemplated by the Investment Company Act of 1940, although there is no assurance that such exemptive relief would be granted. The SEC also has the power, by order, to prohibit the Advisor from serving as an investment advisor.

As a result of the above developments, investors in the Fund might react by redeeming their investments.  This might require the Fund to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Fund.  However, the Advisor believes that these matters are not likely to have a material adverse effect on the Fund or on the Advisor’s or GNI’s ability to perform their respective investment advisory services relating to the Fund.

MORE ON THE FUND’S INVESTMENT STRATEGY AND PHILOSOPHY

The “Generation Wave” title of the Fund refers specifically to GNI’s belief in the unique demographic, economic and lifestyle trends of the over 80 million plus “baby-boom” generation.  Consequently, the Fund is designed to capitalize on the categories (sectors and asset classes) most likely to benefit from the spending and other economic habits of baby boomers—those aged approximately 40 to 60—who are reaching their peak purchasing years.  Entire industries, such as health care, financial services, and technology, will be reshaped by the changing needs and spending habits of the baby boomers.  By investing in a varying combination of underlying mutual funds and ETFs, GNI attempts to optimize growth over the long term while minimizing risk.

In selecting the underlying funds in which the Fund invests, GNI uses numerous screening criteria as a process of elimination applied to both load and no-load mutual funds available on the market to ensure that each fund qualifies as a suitable investment.  The funds are divided into a number of distinct asset classes (e.g., large cap, small/mid cap, international, high-yield income and high-quality income) and distinct sectors (e.g., financial, technology and health care).  The categories selected by GNI will reflect GNI’s beliefs about those categories that provide the greatest potential for diversification and financial reward over the long run, with a particular focus on demographics.  Each of these categories is analyzed independently.  The following are just a few of the criteria that may be used to evaluate the underlying funds:

•

a fund’s management tenure;

•

a fund’s three- and five-year returns;

•

a fund’s performance improvement over time;

•

a fund’s fees when considered against returns and management;

•

assets under management; and

•

a fund’s returns generated by management’s securities selection versus returns generated by the category or index represented by such securities.

After eliminating funds through objective criteria, GNI then applies subjective standards to narrow the list even further.  For example, a fund’s risks would be compared against the risks of the market as a whole, or GNI may consider a fund manager’s overall investment experience in lieu of management’s tenure or returns.  Next, the remaining funds are compared to one another using a combination of objective and subjective criteria including, among other things, the degree to which a fund’s returns vary from its previous returns or from the average of similar funds, size of the fund and growth of fund assets over time.  Lastly, GNI mixes different funds into hypothetical portfolios to examine their past performance as a group.  To further diversify and reduce risk, those mutual funds are rearranged and assembled to match the investment objectives and strategies represented by the Fund.

GNI will pay particular attention to a number of factors when considering whether a previously top performing mutual fund should be replaced or eliminated and is not merely experiencing temporary difficulties.  In addition to poor performance, some factors include, but are not limited to, a:

•

change in management or portfolio manager;

•

significant shift in asset allocation or investment style; or

•

sustained under-performance.

If appropriate, GNI will re-balance the Fund’s investments to meet the appropriate asset mix as determined by GNI’s investment process set forth above.  Continually monitoring and re-balancing the Fund’s investments (if necessary) ensures that returns are maximized while maintaining diversification to avoid dependence on one area of the market.  GNI will also regularly evaluate the macroeconomics of the categories for shifts that may necessitate a re-evaluation of the entire allocation process.

VALUATION OF FUND SHARES

Shares of the Fund are sold on a continuous basis at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  The NYSE is generally closed on national holidays.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests.  The NAV is determined by adding the value of the Fund’s securities (consisting primarily of shares of other mutual funds), cash and other assets, subtracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets-liabilities/ # of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.

The assets of the Fund consist primarily, if not exclusively, of shares of underlying mutual funds, which are valued at their respective NAVs.  There may be situations when the Fund is unable to receive an NAV from an underlying fund.  In such case, shares of an underlying fund will be valued at fair value as determined by the Advisor and/or GNI in good faith and in accordance with procedures approved by the Fund’s Board of Trustees.   Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds’ board of trustees.  The prospectuses for the underlying funds explain the circumstances under which such underlying funds will use such fair value pricing and the effects of such fair value pricing.  The NAV of the Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.

PURCHASING FUND SHARES

Minimum Purchases

To open an account, you must invest at least the minimum amount.	Minimum Investments	To Open Your Account	To Add to Your Account

	Regular accounts	$4,000	$100

	Retirement accounts	$4,000	$100

How to Purchase Fund Shares

You may generally purchase Fund shares on any business day.  As described below, shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment.  However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)’s or other tax-deferred retirement plans.  Initial investments may be made in any amount in excess of these amounts.  Your order will not be accepted until the completed Account Application is received by the Transfer Agent.

Anti-Money Laundering Information

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-866-264-8783 if you need additional assistance when completing your Application.

If, through reasonable measures, the Transfer Agent is unable to verify the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information allowing the Transfer Agent to verify the shareholder’s identity is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Trust, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

The Fund refrains from selling shares to any person residing in a country other than the United States of America.  Additionally, in its discretion, the Fund may refuse to allow someone to purchase shares based on suspicious, inappropriate or illegal activity, such as market timing (please see the section below entitled “Selling (Redeeming) Fund Shares – Market Timing Trading Policy” for additional information).

Timing of Requests

Your share price will be the next NAV calculated after the Transfer Agent receives your request in good order.  All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will receive the next business day’s NAV.  Purchase applications will not be processed on days the NYSE is closed.

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

▪

The name of the Fund

▪

The dollar amount of shares to be purchased

▪

Purchase application or investment stub

▪

Check payable to “MUTUALS.com”

Methods of Buying

By mail

You may purchase shares of the Fund by contacting the Fund directly.  To open an account, complete an application form and send it, together with your payment for the amount you wish to invest in the Fund, to the address below.  Payment should be made in U.S. Dolars  by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to “MUTUALS.com.”  The Fund will not accept payment in cash or money orders.  Cashier’s checks will not be accepted.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, travelers checks, credit card checks or starter checks for the purchase of shares.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  Please visit www.MUTUALS.com for more information about how to purchase shares of the Fund.

	Regular Mail MUTUALS.com Generation Wave Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery MUTUALS.com Generation Wave Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent.

By telephone

To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll free at 1-866-264-8783 and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at U.S. institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.

By wire

Prior to wiring any funds, you must notify the Transfer Agent of your intent to wire, and to verify the wiring instructions to ensure proper credit when the wire is received.  Wire funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Prior to wiring any funds, you must notify the Transfer Agent of your intent to wire, and to verify the wiring instructions to ensure proper credit when the wire is received.

If you are establishing a new account by wire, contact the Transfer Agent by telephone to make arrangements with a service representative to submit your completed application via facsimile.  The representative will contact you within 24 hours of receipt of the faxed application to provide you with an account number and wiring instructions.   You should then instruct your bank to wire transfer the intended amount in federal funds to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI  53202

ABA #:  075000022

Credit:  U.S. Bancorp Fund Services, LLC

Account #:  112-952-137

Further Credit: MUTUALS.com, Generation Wave Growth Fund

(your name or the title on the account)

(your account #)

Through an Automatic Investment Plan

Once you open your account, you may purchase shares of the Fund through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking or savings account on a weekly, biweekly, monthly, bi-monthly or quarterly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  We are unable to debit mutual fund or pass through accounts.

Through the Internet

You may purchase subsequent shares through the Fund’s website at www.MUTUALS.com.

To make additional investments through the website, you must check the appropriate box on your account application form authorizing website purchases and provide banking instructions.  If you have given authorization for website transactions and your account has been open for at least 15 days, you may access the website and you will be allowed to purchase or exchange Fund shares  upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

Please remember that only purchases and exchanges of Fund shares are allowed on the website, and you cannot sell Fund shares through the website.

Through an authorized broker-dealer

You may purchase shares of the Fund through any broker-dealer organization that has been authorized by the Fund and has an agreement with Quasar Distributors, LLC, the Fund’s principal underwriter.  These broker-dealers are further authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  A purchase order is deemed received by the Fund when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, receives the request in good order.  Please keep in mind that your broker-dealer may charge additional fees for its services.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).  Please see “General Transaction Policies” on page 18 of this Prospectus for more information.

SELLING (REDEEMING) FUND SHARES

Shareholders may generally sell (redeem) their Fund shares any business day by following the procedures established when they opened their account(s).

Methods of Selling

By mail

Send your written redemption request to the Transfer Agent at the appropriate address below.  Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  Be sure to have all shareholders sign the letter.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).  Please see the Statement of Additional Information for more information.

	Regular Mail MUTUALS.com Generation Wave Growth Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery MUTUALS.com Generation Wave Growth Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.

The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee of each owner is required in the following situations:

•

if ownership is changed on your account;

•

when redemption proceeds are sent to a different address than that registered on the account;

•

if the proceeds are to be made payable to someone other than the account’s owner(s);

•

any redemption transmitted by federal wire transfer to a bank other than the bank of record;

•

if a change of address request has been received by the Transfer Agent within the last 15 days;

•

for all redemptions in excess of $50,000 from any shareholder account; and

•

when adding or changing any automated bank instructions on an existing account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

By telephone

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount, but not less than $100 and not more than $50,000, by instructing the Fund by phone at 1-866-264-8783.  A signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•

that you correctly state the Fund account number;

•

the name in which your account is registered;

•

the social security or tax identification number under which the account is registered; or

•

the address of the account holder, as stated in the account application form.

.

By wire

To redeem shares by wire, call the Fund at 1-866-264-8783 and specify the amount of money you wish to be wired.  Your bank may charge a fee to receive wired funds.  The Transfer Agent charges a $15 outgoing wire fee.

Through a broker-dealer organization

If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Fund on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Payment of Redemption Proceeds to You

You may redeem the Fund’s shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Fund before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record.  You may also have your redemption proceeds sent to your predetermined bank account by electronic funds transfer through the ACH network, provided your bank is a member.

When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:

▪

The name of the Fund

▪

The dollar amount of shares to be redeemed

▪

Signature of all registered shareholders exactly as the shares are registered and a signature guarantee, when applicable

▪

The account number.

Proceeds will generally be credited to your account within two business days.  There is no charge to have your payment sent via ACH.  In all cases proceeds will be sent within seven calendar days after the Fund receives your redemption request.

However, if any portion of the shares to be redeemed represents an investment made by check, the Fund may delay payment of redemption proceeds until reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.  Furthermore, there are certain times when you may be unable to sell your Fund shares or receive proceeds, such as during emergencies, unusual market conditions or when the Fund cannot determine the value of its assets or sell its holdings.

The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption Fee

If you redeem shares of the Fund, including in connection with an exchange, after holding them for less than 60 days, the Fund will charge you a fee of 1.00% of the value of the shares redeemed.  This fee will be deducted from your redemption proceeds.  This fee is paid to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of the Fund.  For purposes of whether the redemption fee applies, the shares that were held the longest will be redeemed first.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 60 days, the redemption fee may not apply in certain circumstances where it may not be currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts, Keogh, Money Purchase Pension, Profit Sharing, 401(k), SIMPLE IRA, 403(b), Roth IRA, Coverdell ESA and systematic transactions or retirement plans that may not be able to implement the redemption fee.  While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.  The Fund also reserves the right to waive the redemption fee, at the sole discretion of the Fund and the Advisor, in instances deemed by the Advisor not to be disadvantageous to the Fund or its shareholders and which do not indicate market timing strategies.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the Securities and Exchange Commission.

Redemption-in-Kind

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Market Timing Trading Policy

Market timing is generally defined as the excessive short-term trading of mutual funds that may be harmful to the Fund and its shareholders.  The Trust’s Board of Trustees has adopted policies and procedures that are designed to detect and deter abusive short term trading practices (the “Market Timing Policy”).  Short-term or excessive trading into and out of the Fund may harm performance by disrupting investment strategies and by increasing expenses.  Accordingly, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the Advisor’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund, irrespective of whether the transaction is subject to the redemption fee.

The risks of market timing cannot be eliminated.  Depending on various factors (including the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies; increase brokerage, administrative and other expenses; and affect Fund performance.  The Fund is currently using several methods to detect and deter market timing.  These methods include the use of broad authority to take discretionary action against market timers and against particular trades, selective monitoring of trade activity and the imposition of a 1.00% redemption fee on shares redeemed within 60 days of purchase (see Redemption Fee above).

Each of these methods involves judgments that are inherently subjective, although the Fund and its service providers seek to make judgments that are consistent with shareholder interests.  Moreover, each of these methods involves some selectivity in their application.  While the Fund seeks to take action that will detect and deter market timing, the Fund cannot represent that market timing can be completely eliminated.

For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange or redemption orders to the Fund on behalf of its customers who are the beneficial owners.  More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine whether the purchase or sale is connected with a market timing transaction.  Additionally, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity.  However, the Advisor and the Transfer Agent will make every effort to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries.  The Fund’s Chief Compliance Officer monitors enforcement of the Fund’s policies regarding market timing.

EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of the Fund for shares of any other fund in the MUTUALS.com Trust on any business day by contacting the Fund directly.  This exchange privilege may be changed or canceled by the Fund at any time upon 60 days' notice.  Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise.  A notary public cannot guarantee signatures.  The Fund minimum balance of $4,000 is required when exchanging into either an existing account or a newly established account. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.  An exchange request received prior to market close will be made at that day’s closing NAVs.  In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  If you exchange your shares in the Fund for shares in any other MUTUALS.com fund, you may be subject to the redemption fees described above under “Selling (Redeeming) Fund Shares – Redemption Fee.”

GENERAL TRANSACTION POLICIES

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

▪

vary or waive any minimum investment requirement;

▪

refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or telephone redemption privileges, for any reason;

▪

reject any purchase or exchange request for any reason.  Generally, the Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

▪

redeem all shares in your account if your balance falls below the Fund’s minimum investment requirement.  If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

▪

delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund; and

▪

reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under “Methods of Buying.”

Your broker-dealer or other financial organization may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker-dealer or other financial organization for details.

DISTRIBUTION OF FUND SHARES

Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 is contracted by the Trust to serve as distributor and principal underwriter to the Fund.  Quasar Distributors, LLC is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND SERVICE PROVIDERS

Legal Counsel

Godfrey & Kahn S.C., 780 North Water Street, Milwaukee, Wisconsin, 53202, has passed upon legal matters in connection with the issuance of shares of common stock of the Fund.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected as the independent registered public accounting firm for the Fund.

Custodian, Transfer Agent, Administrator and Fund Accountant

U.S. Bank, N.A. serves as Custodian for the Fund’s cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.  U.S. Bancorp Fund Services, LLC, serves as the Fund’s Administrator, Transfer Agent and Fund Accountant.

DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund is designed to pay shareholders dividends from the Fund’s investment company taxable income and distribute any net capital gains the Fund has realized.  Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued.  The Fund pays dividends at least annually.  If such day falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the next succeeding business day.  All of your dividends and capital gains distributions with respect to the Fund, however, will be reinvested in additional shares of the Fund unless you provide us with a written request to receive your payments in cash.  If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value.  All future distributions will automatically be reinvested in shares of the Fund.  No interest will accrue on amounts represented by uncashed distribution checks.  Dividends paid in cash or additional shares are treated the same for tax purposes.  Capital gains, if any, are distributed at least once a year.

Taxes

The Fund intends to qualify and has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains), the Fund will generally be relieved of federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) distributed to shareholders.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax.  To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as though paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

For federal income tax purposes, distributions from the investment company taxable income (which includes dividends and net short-term capital gains), if any, generally are taxable to you as ordinary income whether reinvested in additional shares of the Fund or received in cash, except to the extent attributable to “qualified dividend income” eligible for the reduced rate of tax on net capital gains.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate as net capital gains.  Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of “qualified dividend income” under the Internal Revenue Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional shares or received in cash and regardless of the length of time you owned your shares.

Shareholders will be notified each year of the amounts and nature of dividends and distributions, including the amount (if any) for that year that has been designated as capital gains distributions.  Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

Shareholders will generally have a gain or loss upon the sale (redemption) of their shares.  An exchange of shares pursuant to the Fund’s exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions herein are not intended as substitutes for careful tax planning.  You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

FINANCIAL HIGHLIGHTS

The financial highlights table below is based on the financial history of the Fund and is intended to help you understand the financial performance of the Fund for the periods June 21, 2001 through March 31, 2006.  Certain information reflects the financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.  The information for the years ended March 31, 2006, 2005 and 2004 has been audited by the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, whose report, along with the financial statements of the Fund, is included in the Fund’s Annual Report.  The financial highlights for the periods ended prior to March 31, 2004 have been audited by previous auditors.  Please call 1-866-264-8783 for a free copy of the Annual Report.

Financial Highlights

(Per Share Data for a Share Outstanding Throughout Each Period)

	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Year Ended March 31, 2003	Period Ended March 31, 2002(1)
Net Asset Value, Beginning of Period	$10.80	$10.40	$7.06	$9.79	$10.00
Income (loss) from investment operations:
Net investment income (loss)(2)	0.03(8)	0.03	(0.06)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	1.92	0.37	3.40	(2.55)	(0.18)
Total from investment operations	1.95	0.40	3.34	(2.64)	(0.22)

Less distributions paid:
From net investment income	(0.03)	---	---	---	---
From net realized gain on investments	-	-	-	(0.09)	-
Total distributions paid	(0.03)	-	-	(0.09)	-

Paid-in capital from redemption fees	-(3)	-(3)	-(3)	-(3)	0.01

Net Asset Value, End of Period	$12.72	$10.80	$10.40	$7.06	$9.79

Total Return	18.13%	3.85%	47.31%	(26.98)%	(2.10)%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$56,013	$31,446	$37,586	$31,368	$55,181
Ratio of expenses to average net assets(5)(6)	1.50%	1.50%	1.50%	1.50%	1.50%(7)
Ratio of net investment income (loss) to average net assets(5)(6)	0.30%	0.26%	(0.59)%	(1.04)%	(0.63)%(7)
Portfolio turnover rate	6.60%	39.78%	1.66%	39.50%	27.91%

(1)	Fund commenced operations on June 21, 2001.
(2)	Recognition of investment income by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.
(3)	Less than one cent per share.
(4)	Not annualized.
(5)

Net of waivers and reimbursement of expenses by Advisor.  Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.77%, 1.90%, 1.89%, 2.08% and 1.76% and the ratio of net investment income (loss) to average net assets would have been 0.03%, (0.14%), (0.98)%, (1.62)% and (0.89)% for the periods ended March 31, 2006, March 31, 2005, March 31, 2004, March 31, 2003 and March 31, 2002, respectively.

(6)	Does not include expenses of investment companies in which the Fund invests.
(7)	Annualized.
(8)	Per share net investment income was calculated prior to tax adjustments.

MUTUALS.com

Generation Wave Growth Fund

Investment Advisor	Mutuals Advisors, Inc. Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201

Investment Subadvisor	GNI Capital, Inc. 15455 Dallas Parkway, Suite 600 Addison, Texas 75001

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, Ohio 45202

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

You may obtain the following and other information on the Fund free of charge:

Statement of Additional Information (SAI)

The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this prospectus by reference.  This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Fund provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the last fiscal year.

You can obtain a free copy of the SAI and the Annual and Semi-Annual Reports, request other information, or make general inquiries about the Fund on the Fund’s website at www.MUTUALS.com, by calling the Fund (toll-free) at 1-866-264-8783, or by writing to:

MUTUALS.com

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

You may review and obtain copies of MUTUALS.com information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

1940 Act File No. 811-10319

Prospectus

July 31, 2006

1-866-264-8783 Web: www.VICEFUND.com	Investment Advisor Mutuals Advisors, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of the Prospectus.  Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY	3
Overview	3
Investment Objective	4
Principal Investment Strategies	4
Principal Risks	5
Portfolio Holdings Information	6
Performance	6
Fees and Expenses of the Fund	7
MANAGEMENT OF THE FUND	8
The Advisor	8
The Subadvisor	8
Portfolio Managers	8
Legal Action	9
YOUR ACCOUNT	10
Distribution of Shares	10
Share Price	10
Buying Shares	11
Selling Shares	13
Exchanging Shares	16
General Transaction Policies	16
DISTRIBUTION OF FUND SHARES	16
COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM AND SERVICE PROVIDERS	17
DISTRIBUTIONS AND TAXES	17
Dividends and Distributions	17
Taxes	17
FINANCIAL HIGHLIGHTS	19

Risk/Return Summary

Overview

This prospectus describes the Vice Fund (the “Fund”) and contains important information, including:

● a description of the Fund’s investment objective (sometimes referred to as its goal);

● the Fund’s principal investment strategies (the steps it takes to try to meet its goal);

● the principal risks associated with the Fund (factors that may prevent it from meeting its goal); and

● the fees and expenses you pay as an investor in the Fund.

Who May Want to Invest in the Fund

The Fund may be appropriate for investors who:

● wish to invest for the long-term;

● are looking for an equity component to complete their portfolio;

● are willing to assume the risk of investing in equity securities; and

● want to realize capital appreciation on investments in equity securities regardless of the social correctness of the investments.

The Fund is not appropriate for investors that have short-term financial goals.

Before investing in the Fund, you should carefully consider:

● your own investment goals;

● the amount of time you are willing to leave your money invested; and

● the amount of risk you are willing to take.

This Fund deliberately intends to invest in products often considered socially “irresponsible” such as those listed below. The list below is not exclusive.

Investment Objective

Long-term growth of capital.

Principal Investment Strategies

To achieve its investment objective, the Fund, a non-diversified investment company, invests primarily in equity securities (i.e., common stocks, preferred stocks and securities convertible into common stocks) of small, medium and large capitalization companies, which include U.S. issuers and foreign issuers whose securities are directly traded in the United States including American Depositary Receipts (“ADRs”).

Mutuals Advisors, Inc. (the “Advisor”) is located at Plaza of the Americas, 700 N. Pearl Street, Suite 900, Dallas, Texas 75201 and serves as the investment advisor to the Fund.  Pursuant to a subadvisory agreement dated July 31, 2006 with the Advisor, GNI Capital, Inc. (“GNI”) serves as subadvisor to the Fund (See “Management of the Fund” for more information on the subadvisory agreement between the Advisor and GNI).

GNI selects securities of companies using a two-part test:

(1)

first, GNI looks for companies that derive a significant portion of their revenues from products or services often considered socially irresponsible, and

(2)

then GNI selects companies from this group based on their financial soundness and potential for growth.

For the first part of the test, GNI selects companies that have significant involvement in, or derive a substantial portion of their revenues from, industries such as tobacco, gaming, defense/weapons, liquor and other companies irrespective of whether their products or services may be considered socially correct.  By “significant” or “substantial portion,” GNI means a minimum of approximately 25% of the company’s revenues.  It is GNI’s philosophy that although often considered politically incorrect, these and similar industries, products and services will always be supported and/or consumed and that companies in these industries, if managed correctly, will continue to experience significant capital appreciation during good and bad markets.  GNI considers these industries to be nearly “recession-proof.”

For the second part of the test, using a multifactor approach, GNI selects securities within the above group of companies that GNI believes have potential for significant capital appreciation in comparison to other companies in that particular company’s industry or the market based on factors including:

•

macroeconomic climate (including factors such as credit spreads, dividend yield and earnings payout ratios, earnings growth rates and money supply growth);

•

company fundamentals (including factors such as valuation, sales and earnings growth, profitability, indebtedness and competitive position);

•

measurable calendar events (including factors such as budget announcements, legal proceedings, new property development and openings, acquisitions, new distribution agreements and new management teams); and

•

investor sentiment (including factors such as yields on investment grade bonds, volatility, option prices, put/call ratios and advance/decline statistics).

Once a potential holding has been identified, GNI considers industry concentration and individual stock concentration, as well as the company’s market capitalization, float, stock price fluctuation when compared to the broader market, other characteristics of the stock and its impact on the overall portfolio and trading costs.

GNI may sell a company’s security when it appears that a company is no longer able to achieve the results generally expected due to a specific issue, such as a loss of a key customer or pricing pressure in the industry.

Other Securities the Fund Might Purchase

For cash management purposes, the Fund may hold up to 20% of its net assets in cash or similar short-term, high-quality debt securities.  These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers’ acceptances, shares of money market mutual funds, U.S. Government securities and repurchase agreements.  These investments represent the assets that remain after GNI has committed available assets to desirable investment opportunities.

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies that derive a significant portion of their revenues from products often considered socially irresponsible; however, when market conditions are unfavorable for profitable investing, or when GNI is otherwise unable to locate attractive investment opportunities, the Fund may from time to time invest any amount in cash or high-quality short-term securities (as listed above) as a temporary defensive position.  When the Fund takes a temporary defensive position during adverse market, economic, political or other conditions to protect the Fund’s assets or maintain liquidity, the Fund may not achieve its investment objective.

Principal Risks

You may lose money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risks

Equity security prices vary and may fall, thus reducing the value of the Fund’s investments.  Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

Non-Diversification Risks

As a non-diversified fund, the Fund has added risk because it may invest a greater percentage of assets in a more limited number of companies compared to other mutual funds.  As a result, the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.

Sector/Industry Concentration Risks

To the extent that the Fund focuses its investments in one or more sectors or industries, it may be subject to the risks affecting that sector or industry more than would a fund that invests in a wide variety of market sectors or industries.  For instance, companies in the tobacco and alcohol industries are subject to the risks related to frequent and expensive litigation and risks related to legislative and regulatory action, which may affect profitability of companies in these industries.  Similarly, companies in the defense, weapons and gaming industries may be adversely affected by changes in economic conditions as well as legislative initiatives, all of which may affect the profitability of companies in those industries.

Management Risks

GNI’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally.  In fact, no matter how well GNI evaluates market conditions, the stocks GNI chooses may fail to produce the intended result and you could lose money on your investment in the Fund.

Small and Medium Sized Companies Risks

To the extent the Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies. Small and mid-capitalization companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Liquidity Risk

The securities of many of the companies with small and medium size capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like to sell.  If that happens, the Fund may have to lower the selling price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on the Fund’s performance.

Foreign Securities Risks

The Fund may invest a combined total of up to 25% of its net assets in foreign securities, including ADRs of small, medium and large capitalization companies.  ADRs are generally issued by banks or trust companies and evidence ownership of the underlying foreign securities.  Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less-strict regulation of securities markets.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The SAI and Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.   The SAI is also available by contacting the Fund c/o U.S. Bancorp Fund Services, LLC, at 1-866-264-8783 and on the Fund’s website at www.VICEFUND.com.

Performance

The Annual Returns bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance through December 31, 2005.  The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns compare with those of the S&P 500 Index, an unmanaged index of mostly larger-sized companies.  The information shown assumes reinvestment of dividends and distributions.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Vice Fund

Calendar Year Returns as of 12/31

The Fund’s calendar year-to-date return as of June 30, 2006 was 8.86%.  During the period shown in the bar chart, the best performance for a quarter was 21.72% (for the quarter ended June 30, 2003).  The worst performance was (9.68)% (for the quarter ended March 31, 2003).

Average Annual Total Returns

	Periods Ended December 31, 2005
	One Year	Three Year	Since Inception(5)
Vice Fund
Return Before Taxes	6.41%	21.14%	16.63%
Return After Taxes on Distributions(1) (2)	6.18%	21.02%	16.53%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	4.47%	18.42%	14.48%
S&P 500 Index(4)	4.91%	14.38%	11.71%

(1)

After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2005, the highest ordinary income and short-term gain rate was 35%, the highest qualified dividend rate was 15% and the highest long-term capital gain rate was 15%.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(3)

“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4)

The S&P 500 Index is a widely recognized, unmanaged index generally representative of the U.S. stock market.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, brokerage commissions, taxes or other expenses associated with investing in equity securities.  A direct investment in the S&P 500 Index is not possible.

(5)	The inception date of the Fund was August 30, 2002.

Fees and Expenses of the Fund

The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee (1)	1.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%
Distribution (12b-1) Fees (2)	0.25%
Other Expenses (3)	1.00%
Total Annual Fund Operating Expenses (4)	2.20%
Less: Expense waiver/reimbursement	(0.45)%
Net Expenses	1.75%

(1)	The Fund charges a fee of 1.00% on the proceeds from redemptions of shares held for less than 60 days.
(2)

Because the Fund pays 12b-1 distribution fees, which are based upon the Fund’s assets, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges if you own shares of the Fund for a long period of time.

(3)	“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses.
(4)

The Advisor has contractually agreed to limit the Fund’s Total Annual Fund Operating Expenses to 1.75% of average net assets of the Fund through July 31, 2016.  The Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Fund is not obligated to repay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

● you invest $10,000 in the Fund for the time periods indicated;

● you redeem all of your shares at the end of those periods;

● your investment has a 5% return each year;

● your dividends and distributions have been reinvested; and

● the Fund’s operating expenses remain the same.

Please note that the following example is based on the Fund’s net expenses resulting from the limitation agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$178	$551	$949	$2,062

Management of the Fund

Under the laws of the State of Delaware, the Board of Trustees of the Trust (the “Board of Trustees”) is responsible for managing the Trust’s business and affairs.  The Board of Trustees also oversees duties required by applicable state and federal law.  The Trust has entered into an investment advisory agreement with the Advisor dated May 21, 2002, (the “Investment Advisory Agreement”), pursuant to which the Advisor manages the investment of the assets of the Fund, subject to the oversight and review of the Trust’s Board of Trustees.  The Advisor has entered into a subadvisory agreement with GNI under which GNI serves as the Fund’s portfolio manager and, subject to the Advisor’s oversight and review, manages the Fund’s portfolio assets.

A discussion regarding the Board of Trustees’ basis for approving the Fund’s investment advisory agreement and subadvisory agreement is included in the Fund’s semi-annual report.

The Advisor

The Advisor, formerly known as MUTUALS.com, Inc., is located at Plaza of the Americas, 700 N. Pearl Street, Suite 900, Dallas, Texas 75201 and serves as the investment advisor to the Fund.  The Advisor is wholly-owned by Mutuals Capital Alliance, Inc.  (formerly known as Mutuals Holdings Corp.). Mutuals Capital Alliance, Inc. is controlled by Mr. Richard Sapio who also controlled Mutuals.com Holdings Corp.  The Advisor is a SEC-registered investment advisor and as of June 30, 2006 had $105 million in assets under management.  Michael J. Henry is the President and Treasurer of the Advisor.

The Advisor is entitled to an annual advisory fee of 0.95% of the Fund’s average daily net assets.  In addition, the Advisor has entered into an Expense Waiver and Reimbursement Agreement in which it has agreed to keep the Fund’s expenses to a certain minimum (as described in the Fee Table for the Fund).  Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived or reimbursed expenses for a three-year period under specified conditions.  This Agreement expires on July 31, 2016.  For the fiscal year ended March 31, 2006, the Advisor received advisory fees of 0.50% of the average daily net assets of the Fund, net of waivers.  The Expense Waiver and Reimbursement Agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

The Subadvisor

GNI maintains an office located at 15455 Dallas Parkway, Suite 600, Addison, Texas 75001.  Under the subadvisory agreement between the Advisor and GNI dated July 31, 2006 (“Subadvisory Agreement”), GNI receives compensation from the Advisor for its subadvisory services to the Fund at the annual rate of 0.08% of the Fund’s average daily net assets.  GNI provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In executing such transactions, GNI seeks to obtain the best net results for the Fund.  In addition to providing investment advisory services to the Fund, GNI serves as investment adviser to individuals, corporations, charitable organizations, pooled investment vehicles, and pension and profit-sharing plans.  As of June 30, 2006, and excluding assets attributable to the Fund or the Generation Wave Growth Fund (another series of the Trust), GNI had approximately $69 million in assets under management.

Portfolio Managers

From September 28, 2005 until July 30, 2006, Charles L.  Norton served in a dual status; serving as an executive officer of GNI and as Vice President of the Advisor and co-portfolio manager, with Mr. Henry, of the Fund.  As of July 31, 2006, and subject to the oversight and review of the Advisor, Mr. Norton and Allen R. Gillespie serve as co-portfolio managers of the Fund.

Prior to joining GNI in 2000, Mr. Norton was an analyst at Gotham Capital Management, a New York-based hedge fund, from June, 1998 to December, 1999.  From June, 1996 to June, 1998, Mr. Norton served as an analyst in the investment banking division of Salomon Smith Barney.   Mr. Norton received his B.S.M. from Tulane University and earned the Chartered Financial Analyst (“CFA”) designation in 2003.

Prior to forming GNI in 1997, Mr. Gillespie was a registered representative at Smith Barney/Robinson-Humphrey from 1995 until 1997. In 1997, he began managing private client portfolios, and founded and managed the Blue Ridge Total Return Fund until 1999. In addition to his advisory work, Mr. Gillespie provided independent research to Gotham Capital Management from 1998 to 1999.  Mr. Gillespie received his B.A. from Washington & Lee University and earned the CFA designation in 1999.   In 2005, Mr. Gillespie was appointed to the South Carolina Retirement System Investment Commission.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the Fund.

Legal Action

On December 4, 2003, the Securities and Exchange Commission (“SEC”) filed a civil action (the “Action”) in the United States District Court for the Northern District of Texas against MUTUALS.com, Inc. a registered broker-dealer and the previous investment advisor to the Funds (the “Prior Advisor”); two affiliated broker-dealers: Connely Dowd Management, Inc. (“CDM”) and MTT Fundcorp, Inc. (“MTT”); and the following individuals: Richard Sapio, the former CEO of the Prior Advisor; Eric McDonald, the former President of the Prior Advisor and CDM; and Michele Leftwich, the former compliance officer of the Prior Advisor and President of MTT.

The Action alleges that the Prior Advisor, acting as a broker dealer, acted to facilitate certain improper trading practices known as “market timing” and “late trading” by institutional hedge funds with respect to certain mutual fund companies unaffiliated with the Funds. There were no allegations concerning the Funds or the Advisor.

Simultaneously with the filing of the Action, the Prior Advisor and the SEC stipulated to the entry of an order appointing Mr. Ralph S. Janvey, Esq. of Dallas, Texas as a Special Monitor of the Prior Advisor.

The Trustees of the Funds are actively monitoring these matters and intend to take appropriate action if and when necessary.

On or about August 11, 2004, the U.S. Attorney for the Southern District of New York informed Richard Sapio, Eric McDonald and Michele Leftwich, three former executives of the Prior Advisor that they had been charged with wire fraud and securities fraud.  The charges against the former executives stem from the same market timing activities alleged in the civil action filed by the SEC against the three former executives and the Prior Advisor in December 2003.  The wire fraud charges carry a maximum penalty of thirty years in prison and a fine of $1 million or twice the gross gain or gross loss from the offense, whichever is greater. The securities fraud charges carry a maximum penalty of twenty years in prison and a fine of $5 million or twice the gross gain or gross loss from the offense, whichever is greater.  Mr. Sapio, Mr. McDonald and Ms. Leftwich resigned from their positions with the Prior Advisor in February, 2004.  Mr. Sapio controls Mutuals Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.), the parent company of the Advisor.  The Advisor is a new entity of which Michael J. Henry is the President and Treasurer.

There are no charges or allegations of wrongdoing against the Funds, the Advisor or GNI.

Additional lawsuits or regulatory actions arising out of the circumstances above, and presenting similar allegations and requests for relief, may be served or filed against the Funds or the Advisor and related entities and individuals in the future.

If the SEC or the U.S. Attorney were to obtain a court injunction or a conviction against the Prior Advisor and/or Mr. Sapio, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment advisor for any registered investment company, including the Funds. In such a case, the Advisor would seek exemptive relief from the SEC, as contemplated by the Investment Company Act of 1940, although there is no assurance that such exemptive relief would be granted. The SEC also has the power, by order, to prohibit the Advisor from serving as an investment advisor.

As a result of the above developments, investors in the Fund might react by redeeming their investments.  This might require the Fund to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Fund.  However, the Advisor believes that these matters are not likely to have a material adverse effect on the Fund or on the Advisor’s or GNI’s ability to perform their respective investment advisory services relating to the Fund.

Your Account

Distribution of Shares

The Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 serves as distributor and principal underwriter to the Fund.  Quasar Distributors, LLC is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.

Rule 12b-1 Plan

The Fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940.  Under the Rule 12b-1 Plan, the Distributor is paid an annual fee of 0.25% of the average daily net asset value of the Fund.  The fee is used to finance activities that promote the sale of the Fund.  Such activities include, but are not necessarily limited to, advertising, marketing, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.  The 12b-1 Plan has the effect of increasing the expenses of the Fund from what they would otherwise be.

Share Price

Shares of the Fund are sold on a continuous basis at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  The NYSE is generally closed on national holidays.  However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests.  The NAV is determined by adding the value of the Fund’s securities, cash and other assets, subtracting all expenses and liabilities, and then dividing by the total number of shares outstanding (assets-liabilities/ # of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.

The Fund’s investments are valued according to market value.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by the Advisor and/or GNI in good faith and in accordance with procedures approved by the Fund’s Board of Trustees. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.  Therefore, if a shareholder purchases or redeems shares in the Fund at a time when it holds securities priced at a fair value, this may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of that exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Fund’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor and/or GNI to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced.

Buying Shares

Minimum Investments

The minimum initial amount of investment is $4,000.  Subsequent purchases may be made with a minimum investment of $100.

Timing of Requests

Your share price will be the next NAV calculated after the Transfer Agent receives your request in good order.  All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will receive the next business day’s NAV.  Purchase applications will not be processed on days the NYSE is closed.

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

▪

The name of the Fund

▪

The dollar amount of shares to be purchased

▪

Purchase application or investment stub

▪

Check payable to “MUTUALS.com”

Anti-Money Laundering Information

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-866-264-8783 if you need additional assistance when completing your Application.

If, through reasonable measures, the Transfer Agent is unable to verify the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information allowing the Transfer Agent to verify the shareholder’s identity is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information or documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Trust, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

The Fund refrains from selling shares to any person residing in a country other than the United States of America.  Additionally, in its discretion, the Fund may refuse to allow someone to purchase shares based on suspicious, inappropriate or illegal activity, such as market timing (please see the section below entitled “Selling Shares – Market Timing Trading Policy” for additional information).

Receipt of Orders

Shares may only be purchased on days the NYSE is open for business.  The Fund may authorize one or more broker-dealers to accept on its behalf purchase and redemption orders that are in good order.  In addition, these broker-dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund’s behalf.  Your order will not be accepted until the completed Account Application is received by the Transfer Agent.

Methods of Buying

By mail

You may purchase shares of the Fund by contacting the Fund directly.  To open an account, complete an application form and send it, together with your payment for the amount you wish to invest in the Fund, to the appropriate address below.  Payment should be made in U.S. Dollars by check drawn on a U.S. bank, savings and loan, or credit union, or sent by wire transfer.  Checks should be made payable to “MUTUALS.com.”  The Fund will not accept payment in cash or money orders.  Cashier’s checks will also not be accepted.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, traveler’s checks, credit card checks or starter checks for the purchase of shares.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent to the appropriate address below.  If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.  Please visit www.VICEFUND.com for more information about how to purchase shares of the Fund.

	Regular Mail Vice Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Vice Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone

To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll free at 1-866-264-8783 and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.

By wire

Prior to wiring any funds, you must notify the Transfer Agent of your intent to wire, and to verify the wiring instructions to ensure proper credit when the wire is received.  Wire funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

If you are establishing a new account by wire, contact the Transfer Agent by telephone to make arrangements with a service representative to submit your completed application via facsimile.  The representative will contact you within 24 hours of receipt of the faxed application to provide you with an account number and wiring instructions.  You should then instruct your bank to wire transfer the intended amount in federal funds to:

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI  53202

ABA #:  075000022

Credit:  U.S. Bancorp Fund Services, LLC

Account #:  112-952-137

Further Credit:

MUTUALS.com, Vice Fund

(your name or the title on the account)

(your account #)

Through an Automatic Investment Plan

Once you open your account, you may purchase shares of the Fund through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking or savings account on a weekly, biweekly, monthly, bi-monthly or quarterly basis.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  We are unable to debit mutual fund or pass through accounts

Through the Internet

You may purchase subsequent shares through the Fund’s website at www.VICEFUND.com.  To make additional investments through the website, you must check the appropriate box on your account application form authorizing website purchases and provide banking instructions.  If you have given authorization for website transactions and your account has been open for at least 15 days, you may access the website and you will be allowed to purchase or exchange Fund shares  upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for website transactions.

Please remember that only purchases and exchanges of Fund shares are allowed on the website, and you cannot sell Fund shares through the website.

Through an authorized broker-dealer organization

You may purchase shares of the Fund through any broker-dealer organization that has been authorized by the Fund and has an agreement with Quasar Distributors, LLC, the Fund’s principal underwriter.  These broker-dealers are further authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  A purchase order is deemed received by the Fund when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, receives the request in good order.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Selling Shares

Methods of Selling

By mail

Send your written redemption request to the Transfer Agent at the appropriate address below.  Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  Be sure to have all shareholders sign the letter.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians (i.e., corporate resolutions or trust documents indicating proper authorization).  Please see the Statement of Additional Information for more information.

	Regular Mail Vice Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Vice Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.

The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee of each owner is required in the following situations:

▪

if ownership is changed on your account;

▪

when redemption proceeds are sent to a different address than that registered on the account;

▪

if the proceeds are to be made payable to someone other than the account’s owner(s);

▪

any redemption transmitted by federal wire transfer to a bank other than the bank of record;

▪

if a change of address request has been received by the Transfer Agent within the last 15 days;

▪

for all redemptions in excess of $50,000 from any shareholder account; and

▪

when adding or changing any automated bank instructions on an existing account.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

By telephone

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares in any amount, but not less than $100 and not more than $50,000, by instructing the Fund by phone at 1-866-264-8783.  A signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

▪

that you correctly state the Fund account number;

▪

the name in which your account is registered;

▪

the social security or tax identification number under which the account is registered; or

▪

the address of the account holder, as stated in the account application form.

By wire

To redeem shares by wire, call the Fund at 1-866-264-8783 and specify the amount of money you wish to be wired.  Your bank may charge a fee to receive wired funds.  The Transfer Agent charges a $15 outgoing wire fee.

Through a broker-dealer organization

If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Fund on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

Payment of Redemption Proceeds to You

You may redeem the Fund’s shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record.  You may also have your redemption proceeds sent to your predetermined bank account by electronic funds transfer through the ACH

When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:

▪

The name of the Fund

▪

The dollar amount of shares to be redeemed

▪

Signatures of all registered shareholders exactly as the shares are registered and a signature guarantee, when applicable

▪

The account number

network, provided your bank is a member.  Proceeds will generally be credited to your account within two business days.  There is no charge to have your payment sent via ACH.  In all cases, proceeds will be sent within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).  Furthermore, there are certain times when you may be unable to sell the Fund shares or receive proceeds.

Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption Fee

If you redeem shares of the Fund, including in connection with an exchange, after holding them for less than 60 days, the Fund will charge you a fee of 1.00% of the value of the shares redeemed.  This fee will be deducted from your redemption proceeds.  This fee is paid to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of the Fund.  For purposes of whether the redemption fee applies, the shares that were held the longest will be redeemed first.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 60 days, the redemption fee may not apply in certain circumstances where it may not be currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts, Keough, Money Purchase Pension, Profit Sharing, 401(k), SIMPLE IRA, 403(b), Roth IRA, Coverdell ESA and systematic transactions or retirement plans that may not be able to implement the redemption fee.  While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.  The Fund also reserves the right to waive the redemption fee, at the sole discretion of the Fund and the Advisor, in instances deemed by the Advisor not to be disadvantageous to the Fund or its shareholders and which do not indicate market timing strategies.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the Securities and Exchange Commission.

Redemption-in-Kind

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders) the Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

Market Timing Trading Policy

Market timing is generally defined as the excessive short-term trading of mutual funds that may be harmful to the Fund and its shareholders.  The Trust’s Board of Trustees has adopted policies and procedures that are designed to detect and deter abusive short term trading practices (the “Market Timing Policy”).  Short-term or excessive trading into and out of the Fund may harm performance by disrupting investment strategies and by increasing expenses.  Accordingly, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the Advisor’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund, irrespective of whether the transactions are subject to the redemption fee.

The risks of market timing cannot be eliminated.  Depending on various factors (including the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies; increase brokerage, administrative, and other expenses; and impact Fund performance.  The Fund is currently using several methods to detect and deter market timing.  These methods include the use of broad authority to take discretionary action against market timers and against particular trades, selective monitoring of trade activity and the imposition of a 1.00% redemption fee on shares redeemed within 60 days of purchase.

Each of these methods involves judgments that are inherently subjective, although the Fund and its service providers seek to make judgments that are consistent with shareholder interests.  Moreover, each of these methods involves some selectivity in their application.  While the Fund seeks to take action that will detect and deter market timing, the Fund cannot represent that market timing can be completely eliminated.

For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange or redemption orders to the Fund on behalf of their customers who are the beneficial owners.  More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine whether the purchase or sale is connected with a market timing transaction.  Additionally, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity.  However, the Advisor and the Transfer Agent will make every effort to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries.  The Fund’s Chief Compliance Officer monitors enforcement of the Fund’s policies regarding market timing.

Exchanging Shares

Shareholders of record may exchange shares of the Fund for shares of any other fund in the MUTUALS.com Trust on any business day by contacting the Fund directly.  This exchange privilege may be changed or canceled by the Fund at any time upon 60 days' notice.  Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise.  A notary public cannot guarantee signatures.  The Fund minimum of $4,000 is required when exchanging into either an existing account or a newly established account. An exchange from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.  An exchange request received prior to market close will be made at that day’s closing NAVs.  In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  If you exchange your shares in the Fund for shares in any other MUTUALS.com fund, you may be subject to the redemption fees described above under “Selling Shares – Redemption Fee.”

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

●

vary or waive any minimum investment requirement;

●

refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or telephone redemption privileges, for any reason;

●

reject any purchase or exchange request for any reason.  Generally, the Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

●

redeem all shares in your account if your balance falls below the Fund’s minimum initial investment requirement.  If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

●

delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund; and

●

reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the request to the Fund at the address listed under “Methods of Buying.”

Your broker-dealer or other financial organization may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker-dealer or other financial organization for details.

Distribution of Fund Shares

Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 is contracted by the Trust to serve as distributor and principal underwriter to the Fund.  Quasar Distributors, LLC is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

Counsel, Independent Registered Public Accounting Firm and Service Providers

Legal Counsel

Godfrey & Kahn S.C., 780 North Water Street, Milwaukee, Wisconsin, 53202, has passed upon legal matters in connection with the issuance of shares of common stock of the Fund.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected as the independent registered public accounting firm for the Fund.

Custodian, Transfer Agent, Administrator and Fund Accountant

U.S. Bank, N.A. serves as Custodian for the Fund’s cash and securities.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.  U.S. Bancorp Fund Services, LLC, serves as the Fund’s Administrator, Transfer Agent and Fund Accountant.

Distributions and Taxes

Dividends and Distributions

The Fund is designed to pay shareholders dividends from the Fund’s investment company taxable income and distributes any net capital gains the Fund has realized.  Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued.  The Fund pays dividends semi-annually.  If such day falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the next succeeding business day.  All of your dividends and capital gains distributions with respect to the Fund, however, will be reinvested in additional shares of the Fund unless you provide us with a written request to receive your payments in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value.  All future distributions will automatically be reinvested in shares of the Fund.  No interest will accrue on amounts represented by uncashed distribution checks.  Dividends paid in cash or additional shares are treated the same for tax purposes.  Capital gains, if any, are distributed at least once a year.

Taxes

The Fund intends to qualify and has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains), the Fund will generally be relieved of federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) distributed to shareholders.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax.  To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as though paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

For federal income tax purposes, distributions from the investment company taxable income (which includes dividends and net short-term capital gains), if any, generally are taxable to you as ordinary income whether reinvested in additional shares in the Fund or received in cash, except to the extent attributable to “qualified dividend income” eligible for the reduced rate of tax on net capital gains.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, “qualified dividend income” received by noncorporate shareholders generally will be taxed at the same rate as net capital gains.  Currently, this maximum rate is set at 15%.

Distributions of dividend income that are not of “qualified dividend income” under the Internal Revenue Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional shares or received in cash and regardless of the length of time you owned your shares.

Shareholders will be notified each year of the amounts and nature of dividends and distributions, including the amount (if any) for that year that has been designated as capital gains distributions.  Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

Shareholders will generally have gain or loss upon their sale (redemption) of shares.  An exchange of shares pursuant to the Fund’s exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions herein are not intended as substitutes for careful tax planning.  You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

Financial Highlights

The financial highlights table below is based on the financial history of the Fund and is intended to help you understand the financial performance of the Fund for the period August 30, 2002 through March 31, 2006.  Certain information reflects the financial results for a single Fund share.  The information for the years ended March 31, 2006, 2005 and 2004 has been audited by the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, whose report, along with the financial statements of the Fund, are included in the Fund’s Annual Report.  The financial highlights for the period ended March 31, 2003 have been audited by previous auditors.  Please call 1-866-264-8783 for a free copy of the Annual Report.

Financial Highlights

(Per Share Data for a Share Outstanding Throughout each Period)

	Year Ended March 31, 2006	Year Ended March 31, 2005	Year Ended March 31, 2004	Period Ended March 31, 2003(1)
Net Asset Value, Beginning of Period	$15.42	$13.34	$8.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	-	-	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	2.87	2.12	4.86	(1.54)
Total from investment operations	2.87	2.12	4.85	(1.53)
Less distributions:
Dividends from net investment income	-	-	(0.01)	-
From net realized gain on investments	(0.24)	(0.06)	-	-
Total distributions	(0.24)	(0.06)	(0.01)	-
Paid-in capital from redemption fees	0.03	0.02	0.01	0.02
Net Asset Value, End of Period	$18.08	$15.42	$13.34	$8.49

Total Return	18.98%	16.05%	57.34%	(15.10)%(2)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$50,531	$31,483	$10,375	$3,864
Ratio of expenses to average net assets(3)	1.75%	1.75%	1.75%	1.75%(4)
Ratio of net investment income (loss) to average net assets(3)	(0.01)%	(0.01)%	(0.07)%	0.39%(4)
Portfolio turnover rate	67.29%	15.01%	6.58%	4.28%

(1)	Fund commenced operations on August 30, 2002
(2)	Not annualized
(3)

Net of waivers and reimbursement of expenses by Advisor.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.20%, 2.67%, 3.75% and 6.48% and the ratio of net investment loss to average net assets would have been (0.46)%, (0.93)%, (2.07)% and (4.34)% for the periods ended March 31, 2006, March 31, 2005, March 31, 2004 and March 31, 2003, respectively

(4)	Annualized.

Investment Advisor

Mutuals Advisors, Inc.

Plaza of the Americas

700 North Pearl Street

Suite 900

Dallas, Texas 75201

Investment Subadvisor

GNI Capital, Inc.

15455 Dallas Parkway, Suite 600

Addison, Texas 75001

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

For More Information

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this prospectus by reference.  This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI and Annual and Semi-Annual Reports, request other information, or make general inquiries about the Fund on the Fund’s website at http://www.VICEFUND.com, by calling the Fund (toll-free) at 1-866-264-8783 or by writing to:

VICE FUND

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI.  They will charge you a fee for this duplicating service.  You can also visit the SEC Public Reference Room and review and copy documents while you are there.  For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-551-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

1940 Act File No. 811-10319

Statement of Additional Information

Dated July 31, 2006

Generation Wave Growth Fund

A Series of MUTUALS.com

This Statement of Additional Information (“SAI”) provides general information about the Generation Wave Growth Fund,  (the “Fund”) of MUTUALS.com.  This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus dated July 31, 2006, as supplemented and amended from time to time, which is incorporated herein by reference.  To obtain a copy of the Prospectus, please write or call the Fund at the address or telephone number below.

You should rely only on the information contained in this SAI and the Prospectus dated July 31, 2006.  MUTUALS.com has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

The Fund’s audited financial statements and notes thereto for the fiscal year ended March 31, 2006 are incorporated herein by reference to the Fund’s 2006 Annual Report.  A copy of the Annual Report may be obtained without charge by calling the Fund at 1-866-264-8783.

1-866-264-8783

Web:  www.MUTUALS.com

---------------------------------

---------------------------------

ORGANIZATION OF THE TRUST AND THE FUND	1

Description of the Fund	1

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS	1

Temporary Investments	21
Portfolio Turnover	21
Fundamental Investment Limitations	22

PORTFOLIO HOLDINGS INFORMATION	22

MANAGEMENT OF THE FUND	23

Board of Trustees and Officers	23
Board Committees	24
Board Compensation	25
Board Interest in the Fund	26
Control Persons, Principal Shareholders and Management Ownership	26
Investment Advisor	26
Investment Subadvisor	27
Portfolio Managers	28
DISTRIBUTION AND SHAREHOLDER SERVICING	30

Distributor	30
Service Providers	30

CODE OF ETHICS	31

PROXY VOTING GUIDELINES	31

ANTI-MONEY LAUNDERING PROGRAM	32

VALUATION OF SHARES	32

PURCHASE AND REDEMPTION OF SHARES	33

PORTFOLIO TRANSACTIONS AND BROKERAGE	33

TAX CONSIDERATIONS	35

COUNSEL	36

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36

FINANCIAL STATEMENTS	37

Appendix A – Credit Ratings

ORGANIZATION OF THE TRUST AND THE FUND

MUTUALS.com (the “Trust”) is an open-end management investment company, or mutual fund, organized as a Delaware business trust on March 20, 2001.  The Trust’s Declaration of Trust permits the Trust to offer separate series of units of beneficial interest and separate classes.  The Fund is one of two series of the Trust (the other series is discussed in a separate SAI) and each currently consists of a single class of shares of beneficial interest.  The Trust may start more series and offer shares of a new fund under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares) at $0.001 par value.  Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matter affects only the interest of a particular Fund.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a special meeting of shareholders upon the written request of shareholders owning 10% or more of the Fund’s outstanding shares, and as required under Delaware law.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected.  In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund.  Expenses attributable to any Fund are borne by that Fund.  Any general assets, liabilities and expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated to one or more series of the Trust by or under the direction of the Trustees in accordance with the Trust’s Bylaws.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of a Fund.  In the event of the dissolution or liquidation of a Fund, the holders of shares of a Fund are entitled to share pro rata in the net assets of a Fund available for distribution to shareholders.

Mutuals Advisors, Inc. (the “Advisor”), formerly known as MUTUALS.com, Inc., serves as the investment advisor to the Fund.  Pursuant to a subadvisory agreement with the Advisor, GNI Capital, Inc. (“GNI”) serves as the Fund’s subadvisor and manages its portfolio, subject to oversight and review by the Advisor.

Description of the Fund

The Fund is an open-end, non-diversified investment company, or mutual fund, with an investment objective of investing in shares of other open-end investment companies.  The Fund seeks capital appreciation over the long term.  It is anticipated that the Fund will invest in different proportions of various equity and fixed-income funds.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following discussion supplements the description of the Fund’s investment objectives and strategies set forth in the Fund summary contained in the Prospectus.  Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations” in this SAI), the Fund’s investment objectives, investment strategies and policies are not fundamental and may be changed by sole action of the Trust’s Board of Trustees without shareholder approval.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security, either directly or via the underlying mutual funds in which the Fund invests, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Other Investment Companies

The Fund may invest its assets in shares of other investment companies, which may include exchange traded funds (“ETFs”) and money market mutual funds in addition to other mutual funds. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  An ETF, a type of investment company that trades like common stock on an exchange, usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.

The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. This limitation may prevent the Fund from allocating its investments in the manner GNI considers optimal.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1.50%.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

As a shareholder of another investment company, the Fund bears, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.  The Fund’s investment strategy of indirect investment through other investment companies is non-fundamental and may therefore be changed, without shareholder approval, to a strategy of direct investment as a means to achieve its investment objective.

Equity Securities

The Fund may invest in equity securities through its investment in the shares of the underlying funds in which it invests.  To a limited extent, the Fund may invest directly in equity securities consistent with the Fund’s investment objective and strategies.  An equity security, or stock, represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  Please see “Debt Securities” below.

To the extent the Fund invests in the equity securities of small or medium-size companies, directly or through its investments in other mutual funds, the Fund will be exposed to the risks of smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions can decrease the value and liquidity of securities held by a fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Debt Securities

The underlying funds in which the Fund invests may invest in debt securities, including debt securities convertible into common stock.  To a limited extent, the Fund may invest directly in debt securities consistent with the Fund’s investment objective and strategies.  Debt securities purchased by the Fund may consist of obligations of any rating.  Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of issuers of the securities to make principal and interest payments than would occur with securities rated in higher categories.  Securities referred to as “high-risk” securities generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time.  The Fund, via its underlying funds, may invest in high yield debt securities or “junk bonds” that are considered high risk.  Special tax considerations are associated with investing in high-yield securities structures such as zero coupon or “pay-in-kind” securities.  An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

The payment of principal and interest on most debt securities purchased by a fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

The ratings of Standard & Poor’s, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of ratings, please see Appendix A.

Municipal Securities

The Fund may invest in mutual funds that invest in municipal securities.  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax (“Municipal Securities”).

Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street and water and sewer works.  They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities.  Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest.  Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.  Industrial development bonds are typically classified as revenue bonds.

The underlying funds in which the Fund may invest in include, but are not limited to, the following types of Municipal Securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. Government securities); and general obligation bonds secured by a municipality’s pledge of taxation.  There are no restrictions on the maturity of Municipal Securities in which the underlying funds may invest.  The Fund will seek to invest in underlying funds invested in Municipal Securities of such maturities as the Advisor believes will produce current income consistent with prudent investment and the Fund’s investment objective.

The underlying funds may also purchase some Municipal Securities with variable interest rates.  Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate.  Variable interest rates are adjusted on a periodic basis (e.g. every 30 days).  Many variable rate Municipal Securities are subject to payment of principal on demand by an underlying fund, usually in not more than seven days.  If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor believes the security cannot be sold within seven days, the Advisor may consider the security to be illiquid.  Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed-income obligations.  The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due.  Any adverse economic conditions or developments affecting states or municipalities could affect the Fund’s portfolio.

U.S. Government Obligations

The Fund may invest in mutual funds that invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.  U.S. Treasury obligations differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Non-Diversification of Investments

The Fund is non-diversified under the 1940 Act.  This means that under the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer, either directly or via the underlying funds in which it invests.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code (“Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets.  In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.  As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

Borrowings

The Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if borrowing were not used.

Securities Lending

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Restricted and Illiquid Securities

The Fund may, indirectly via the underlying funds, invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that a fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on a fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

Pursuant to the its policies, a security is deemed illiquid if it cannot be disposed of within seven days at approximately the amount at which the security is valued by the Fund.  Consequently, the Fund will treat as illiquid that portion of its net assets that are invested in underlying funds that exceed 1% of the underlying fund’s total outstanding shares.

Foreign Securities

The Fund may invest in foreign securities via the underlying funds in which it invests.  Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities.  The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.  These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of fund assets, political or social instability and adverse diplomatic developments.

In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad.  Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity.  Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Furthermore, investing in foreign securities can carry higher returns and risks than those associated with domestic investments.  Foreign securities may be denominated in foreign currencies.  Therefore, the value in U.S. dollars of a fund’s net assets and income may be affected by changes in exchange rates and regulations.

The internal politics of certain foreign countries may not be as stable as that of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners could have a significant adverse effect upon the securities markets of such countries.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by an underlying fund, denominated in that currency.  Furthermore, the interest and dividends payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a fund and that may ultimately be available for distribution.

Other differences between investing in foreign companies and the U.S. include:

•

information is less publicly available;

•

there is a lack of uniform financial accounting standards applicable to foreign companies;

•

market quotations are less readily available;

•

there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks;

•

there is generally a lower foreign securities market volume;

•

it is likely that foreign securities may be less liquid and/or more volatile;

•

there are generally higher foreign brokerage commissions;

•

there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems; and

•

the mail service between countries may be unreliable.

Emerging Market Countries

The Fund may also invest in emerging market countries or developing countries via the underlying funds in which it invests.  Developing countries may impose restrictions on a fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.  Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a fund’s portfolio and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Derivatives

The Fund may invest in derivative securities through the underlying mutual funds in which it invests.  The underlying funds may invest in a wide range of derivatives, including call and put options, futures and forward contracts, for hedging purposes as well as direct investment.

Buying Call and Put Options.  Call and put options may be entered into in order to limit the risk of a substantial increase in the market price of the security that a fund intends to purchase.  Prior to its expiration, a call option may be sold in a closing sale transaction.  Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost.  By buying a put, a fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost.  Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options.  Many of the underlying funds have the ability to write covered options on equity and debt securities and indices.  This means that, in the case of call options, so long as a fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a fund give the holder the right to buy the underlying securities from the fund at a stated exercise price.  A call option written by a fund is “covered” if such fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if a fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by a fund in cash and high grade debt securities in a segregated account with its custodian bank.  A fund may purchase securities that may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of that fund.  A fund’s turnover may increase through the exercise of a call option; this will generally occur if the market value of a “covered” security increases and such fund has not entered into a closing purchase transaction.

As a writer of an option, a fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price.  The premium serves to mitigate the effect of any depreciation in the market value of the security.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation.  Exercise of a call option by the purchaser will cause a fund to forego future appreciation of the securities covered by the option.  Whether or not an option expires unexercised, the writer retains the amount of the premium.  This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.  Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price.  It retains the risk of the loss should the price of the underlying security or foreign currency decline.  Writing call options also involves risks relating to a fund’s ability to close out the option it has written.

Some funds may write exchange-traded call options on their securities.  Call options may be written on portfolio securities, indices or foreign currencies.  With respect to securities and foreign currencies, a fund may write call and put options on an exchange or over-the-counter.  Call options on portfolio securities will be covered since the fund will own the underlying securities.  Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged.  Options on foreign currencies will be covered by securities denominated in that currency.  Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index or foreign currency at the exercise price at any time during the option period.  When a fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.  However, each fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period.  If the price of the underlying security falls below the exercise price, the fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.  Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price.  A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price.  However, the writer of the put option has retained the opportunity for an appreciated price above the exercise price should the market price of the underlying security or foreign currency increase.  Writing put options also involves risks relating to a fund’s ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option of the same securities as the option previously written.  The effect of the purchase is that the clearing corporation will cancel the writer’s position.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  There is also no guarantee that a fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a fund to write another call option on the underlying security with a different exercise price, expiration date or both.  Effecting a closing purchase transaction will also permit the fund to use cash or proceeds from the investments.  If a fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

Funds realize profits from closing purchase transactions if the price of the transaction is less than the premium received from writing the option.  Likewise, a fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security.

Writing Over-the-Counter (“OTC”) Options.  Some underlying funds have the ability to engage in options transactions that trade on the OTC market.  Just as with exchange-traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.  However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation.  Thus, there is a risk of non-performance by the dealer.  Because there is no exchange, pricing is typically done by reference to information obtained from market makers.  Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time.  Consequently, a fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when a fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Futures Contracts.  Some underlying funds have the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of their portfolios against changes in market conditions.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases a fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.”  Thereafter, a fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.

Risks Associated With Options and Futures.  Although an underlying fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in the market value of its portfolio securities, the use of these instruments involves certain risks.  As the writer of covered call options, a fund receives a premium but loses any opportunity to profit from an increase in the market price if the underlying securities decline, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a particular fund’s investment securities, they are derivative instruments that are subject to a number of risks.  During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a fund’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the market value of a fund’s investment securities may differ substantially from the changes anticipated by a fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than such fund’s initial investment in such a contract.

The Commodity Futures Trading Commission (“CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract.  Trading limits are imposed on the number of contracts that any person may trade on a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions.  These trading and positions limits will not have an adverse impact on a fund’s strategies for hedging its securities.

Often, futures purchased or sold by a fund will be traded in foreign securities.  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CFTC regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  A fund’s investments in foreign futures or foreign options transactions may not be provided the same protections as transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

When-Issued Purchases, Delayed Delivery and Forward Commitments

Certain funds in which the Fund invests may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. When any fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund’s commitments.  It may be expected that the market value of a fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.  In addition, when a fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a fund starting on the day that fund agrees to purchase the securities. A fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When a fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the fund’s net asset value as long as the commitment remains in effect.

Short Sales

Although not currently part of the Fund’s investment strategies, the Fund has the ability to make short sales.  Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities.  The Fund must borrow the security to deliver it to the buyer.  The Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.  GNI anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

Short sales may be of two types, short sales “against the box” or “naked” short sales.  A short sale against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future.  The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, then the Fund loses the opportunity to participate in the gain.

The Fund may also engage in “naked” short sales.   Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, the Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. The Fund may engage in naked short sales if GNI anticipates that the security’s market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Mortgage-Backed and Asset-Backed Securities

The Fund may invest, via the underlying investment companies in which it invests, in residential and commercial mortgage-backed as well as other asset-backed securities (collectively called “asset-backed securities”).  These securities are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.  These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.  The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments.  The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets.  In periods of falling interest rates, the rate of mortgage prepayments tends to increase.  During such periods, the reinvestment of prepayment proceeds by a fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities.  In calculating the average-weighted maturity of each fund, the maturity of asset-backed securities will be based on estimates of average life.  There can be no assurance that these estimates will be accurate.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities such as collateralized mortgage obligations (“CMOs”) may also be purchased.  There are several types of mortgage-backed securities that provide the holder with a pro rata interest in the underlying mortgages, and CMOs that provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities.  CMOs are issued in multiple classes and their relative payment rights may be structured in many ways.  In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full.  The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities.  They may also include planned amortization classes (“PACs”) that generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes.  Investments in CMO certificates can expose a fund to greater volatility and interest rate risk than other types of mortgage-backed obligations.  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

The yield characteristics of asset-backed securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time.  As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.  Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e. credit card and automobile loan receivables as opposed to real estate mortgages).  For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a fund experiencing difficulty in valuing, or liquidating such securities.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans.  Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Warrants

Many underlying funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Stripped Securities

The Fund may invest in mutual funds that have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations.  These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Repurchase Agreements

Underlying funds in which the Fund invests, as well as the Fund directly, may have a portion of their net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position.  To earn income on this portion of its net assets, a fund may enter into repurchase agreements.  Under a repurchase agreement, a fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. Government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to a fund’s custodian securities with an initial market value of at least 100% of the dollar amount invested by a fund in each repurchase agreement.  GNI will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a fund’s ability to sell the underlying securities.  The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that GNI has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The underlying funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment.  A fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the fund’s obligation under the agreement, including accrued interest, in a segregated account with the fund’s custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by a fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a fund not within the control of the fund, and therefore the realization by the fund on the collateral may be automatically stayed.  Finally, it is possible that a fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Sector/Industry Concentration

The Fund may, from time to time, have greater than 25%, but no more than 80%, of its assets in one market sector or industry via the underlying mutual funds in which it invests.  To the extent that the Fund concentrates in one or more sectors or industries, it may be subject to the risks affecting that sector or industry more than would a more broadly diversified fund.  GNI believes that the industries and sectors currently most attractive consist of those in the technology, health care and financial areas, though these may, and likely will, change over time.  In fact, the Fund may concentrate its investments in any sector or industry via the underlying funds in which it invests.  The following alphabetical list includes descriptions about many of the sectors and/or industries in which the Fund may invest.

Basic Materials: companies engaged in the manufacture, mining, processing or distribution of raw materials and intermediate goods used in building and manufacturing.  The products handled by the companies in which the Fund may invest include chemicals, metals, concrete, timber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement and gypsum.  The Fund may also invest in the securities of mining, processing, transportation and distribution companies, including companies involved in equipment supplies and railroads.

Many companies in the industrial sectors are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls and worldwide competition.  At times, worldwide production of these materials has exceeded demand as a result of over-building or economic downturns.  During these times, commodity price declines and unit volume reductions have led to poor investment returns and losses.  Other risks may include liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control.

Biotechnology: companies engaged in the research, development and manufacture of various biotechnological products, services and processes.  These companies are often involved with new or experimental technologies such as genetic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and in companies that provide or benefit significantly from scientific and technological advances in biotechnology.  Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector will be interpreted broadly by GNI, and may include applications and developments in such areas as human health care (e.g., cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (e.g., new drug development and production); agricultural and veterinary applications (e.g., improved seed varieties, animal growth hormones); chemicals (e.g., enzymes, toxic waste treatment); medical/surgical (e.g., epidermal growth factor, in vivo imaging/therapeutics); and industry (e.g., bio-chips, fermentation, enhanced mineral recovery).

Many of these companies may have losses and may not offer products for some time.  These companies may have persistent losses during a new product’s transition from development to production, and revenue patterns may be erratic.  In addition, biotechnology companies are affected by patent considerations, intense competition, rapid technological change and obsolescence and regulatory requirements of the U.S. Food and Drug Administration, the Environmental Protection Agency (EPA), state and local governments and foreign regulatory authorities.  Many of these companies are relatively small and their stock is thinly traded.

Business Services: companies that provide business-related services to companies and other organizations.  Business-related services may include for example, data processing, consulting, outsourcing, temporary employment, market research or data base services, printing, advertising, computer programming, credit reporting, claims collection, mailing and photocopying.  Typically, these services are provided on a contract or fee basis.  The success of companies that provide business related services is, in part, subject to continued demand for such services as companies and other organizations seek alternative, cost-effective means to meet their economic goals.  Competitive pressures, such as technological developments, fixed rate pricing and the ability to attract and retain skilled employees, also may have a significant impact on the financial condition of companies in the business services industry.

Computers: companies engaged in the research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware and software technology within the computer industry.  The Fund may invest in companies that provide the following products or services: mainframes, minicomputers, microcomputers, peripherals, data or information processing, office or factory automation, robotics, artificial intelligence, computer aided design, medical technology, engineering and manufacturing, data communications and software.

Cyclical Industries: companies engaged in the research, development, manufacture, distribution, supply or sale of materials, equipment, products or services related to cyclical industries.  These may include the automotive, chemical, construction and housing, defense and aerospace, environmental services, industrial equipment and materials, paper and forest products and transportation industries.

Many companies in these industries are significantly affected by general economic trends including employment, economic growth and interest rates.  Other factors that may affect these industries are changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls and worldwide competition.  At times, worldwide production of the materials used in cyclical industries has exceeded demand as a result of, for example, over-building or economic downturns.  During these times, commodity price declines and unit volume reductions resulted in poor investment returns and losses.  Furthermore, a company in the cyclical industries may be subject to liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control.

Electronics: companies engaged in the design, manufacture or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.  In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer aided design and computer-aided manufacturing, computer-aided engineering and robotics), lasers and electro-optics and other new electronic technologies.  Many of the products offered by companies engaged in the design, production or distribution of electronic products are subject to risks of rapid obsolescence and intense competition.

Energy: companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, oil shale and solar power.  The business activities of companies in which the Fund may invest include: production, generation, transmission, refining, marketing, control, or distribution of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control.  Companies participating in new activities resulting from technological advances or research discoveries in the energy field will also be considered for this sector.

The securities of companies in the energy field are subject to changes in value and dividend yield that depend, to a large extent, on the price and supply of energy fuels.  Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments.

Energy Services: companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.  The Fund may invest in companies providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging.  Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, “down-hole” equipment, valves, pumps, compression equipment and well completion equipment and service.  Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services and interpretation of this data.  The Fund may also invest in companies with a variety of products or services including pipeline construction, oil tool rental, underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy-related capital equipment, mining related equipment or services and high technology companies serving the above industries.  Energy service firms are affected by supply, demand and other normal competitive factors for their specific products or services.  They are also affected by other unpredictable factors such as supply and demand for oil and gas, prices of oil and gas, exploration and production spending, governmental regulation, world events and economic conditions.

Environmental Services: companies engaged in the research, development, manufacture or distribution of products, processes or services related to waste management or pollution control.  Such products, processes or services may include the transportation, treatment and disposal of both hazardous and solid wastes, including waste-to-energy and recycling; remedial project efforts, including groundwater and storage tank decontamination, asbestos clean-up and emergency cleanup response; and the detection, analysis, evaluation and treatment of both existing and potential environmental problems.  The Fund may also invest in companies that provide design, engineering, construction and consulting services to companies engaged in waste management or pollution control.

The environmental services field has generally been positively influenced by legislation resulting in stricter government regulations and enforcement policies for both commercial and governmental generators of waste materials, as well as specific expenditures designated for remedial cleanup efforts.  Companies in the environmental services field are also affected by regulation by various federal and state authorities, including the federal EPA and its state agency counterparts.  As regulations are developed and enforced, such companies may be required to alter or cease production of a product or service or to agree to restrictions on their operations.  In addition, since the materials handled and processes involved include hazardous components, there is significant liability risk.  There are also risks of intense competition within the environmental services field.

Financial Services: companies providing financial services to consumers and industry.  Companies in the financial services sectors include: commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance.

The financial services sectors are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.  For instance, recent business combinations have included insurance, finance and securities brokerage under single ownership.  Some primarily retail corporations have expanded into securities and insurance industries.

Banks, savings and loan associations and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge.  The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change.  In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.  Insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition.

Securities and Exchange Commission (“SEC”) regulations provide that a fund may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.  These companies as well as those deriving more than 15% of profits from brokerage and investment management activities are considered to be “principally engaged” in the business activities of the financial services sector.

Food and Agriculture: companies engaged in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies.  The goods and services provided or manufactured by companies in this sector include: packaged food products such as cereals, pet foods and frozen foods; meat and poultry processing; the production of hybrid seeds; the wholesale and retail distribution and warehousing of food and food-related products, including restaurants; and the manufacture and distribution of health food and dietary products, fertilizer and agricultural machinery, wood products, tobacco and tobacco leaf.  In addition, the Fund may invest in food technology companies engaged in and pioneering the development of new technologies such as improved hybrid seeds, new and safer food storage and new enzyme technologies.

The success of food and food-related products is closely tied to supply and demand, which may be affected by demographic and product trends, stimulated by food fads, marketing campaigns and environmental factors.  In the United States, the agricultural products industry is subject to regulation by numerous federal and local government agencies.

Health Care: companies engaged in the design, manufacture or sale of products or services used for or in connection with health care or medicine.  Companies in the health care sector include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development, as well as companies involved in the operation of health care facilities.  Many of these companies are subject to government regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services.  Furthermore, the types of products or services produced or provided by these companies may become obsolete quickly.

Health Care Services: companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations and other companies specializing in the delivery of health care services.  The Fund may invest in companies that operate acute care, psychiatric, teaching or specialized care, home health care, drug and alcohol abuse treatment and dental care; firms operating comprehensive health maintenance organizations and nursing homes for the elderly and disabled; and firms that provide related laboratory services.

Federal and state governments provide a substantial percentage of revenues to health care service providers by way of Medicare and Medicaid.  The future growth of this source of funds is subject to great uncertainty.  Additionally, the complexion of the private payment system is changing.  For example, insurance companies are beginning to offer long-term health care insurance for nursing home patients to supplement or replace government benefits.  Also, membership in health maintenance organizations or prepaid health plans is displacing individual payments for each service rendered by a hospital or physician.

The demand for health care services will tend to increase as the population ages.  However, review of patients’ need for hospitalization by Medicare and health maintenance organizations has demonstrated the ability of health care providers to curtail unnecessary hospital stays and reduce costs.

Industrial Equipment: companies engaged in the manufacture, distribution or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery and farm equipment) and parts suppliers, and subcontractors.  The Fund may invest in companies that manufacture products or service equipment for the food, clothing or sporting goods industries; companies that provide service establishment, railroad, textile, farming, mining, oil field, semiconductor and telecommunications equipment; companies that manufacture products or service equipment for trucks, construction, transportation, machine tools; cable equipment; and office automation companies.

The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels.  Capital spending is influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition, which are partly determined by currency exchange rates.  Equipment manufacturing concerns may also be affected by economic cycles, technical obsolescence, labor relations difficulties and government regulations pertaining to products, production facilities or production processes.

Leisure: companies engaged in design, production or distribution of goods or services in leisure industries.  The goods or services provided by companies in which the Fund may invest include: television and radio broadcast manufacture (including cable television); motion pictures and photography, recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas.  Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, advertising, hotels and motels, leisure apparel or footwear, fast food, beverages, restaurants, alcohol, tobacco products and gaming casinos.

Securities of companies in the leisure industries may be considered speculative.  Companies engaged in entertainment, gaming, broadcasting, cable television and cellular communications, for example, have unpredictable earnings, due in part to changing consumer tastes and intense competition.  Securities of companies in the leisure industries generally exhibit greater volatility than the overall market.  The market has been known to react strongly to technological developments and to the specter of government regulation in the leisure industries.

Medical Equipment: companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies.  The Fund may invest in companies involved in the design and manufacture of medical equipment and devices, drug delivery technologies, hospital equipment and supplies, medical instrumentation and medical diagnostics.  Companies in this industry may be affected by patient considerations, rapid technological change and obsolescence, government regulation and government reimbursement for medical expenses.

Multimedia: companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries.  Business activities of companies in which the Fund may invest include: ownership, operation or broadcast of free or pay television, radio or cable stations; publication and sale of newspapers, magazines, books or video products; and distribution of data-based information.  The Fund may also invest in companies involved in the development, syndication and transmission of the following products: television and movie programming, pay-per-view television, advertising, cellular communications and emerging technology for the broadcast and media industries.

Some of the companies in the broadcast and media industries are undergoing significant change because of federal deregulation of cable and broadcasting.  As a result, competitive pressures are intense and the stocks are subject to increased price volatility.  FCC rules govern the concentration of investment in AM, FM or TV stations, limiting investment alternatives.

Natural Resources: companies that own or develop natural resources, or supply goods and services to such companies.  Natural resources include precious metals (e.g., gold, platinum and silver), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g. uranium and titanium), hydrocarbons (e.g., coal, oil and natural gases), chemicals, forest products, real estate, food, textile and tobacco products and other basic commodities.  Exploring, mining, refining, processing, transporting and fabricating are examples of activities of companies in the natural resources sector.

Precious metals, at times, have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.  The Fund may also consider instruments and securities indexed to the price of gold or other precious metals.

Precious Metals and Minerals: companies engaged in exploration, mining, processing or dealing in gold, silver, platinum, diamonds or other precious metals and minerals.  The Fund may invest in companies that manufacture and distribute precious metals and minerals products and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.

The value of the Fund’s investments may be affected by changes in the price of gold and other precious metals.  Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances or trade or currency restrictions between countries.  Because much of the world’s known gold reserves are located in South Africa and Russia, the social upheaval and related economic difficulties there may, from time to time, influence the price of gold and the share values of precious metals mining companies located elsewhere.  Because companies involved in exploring, mining, processing or dealing in precious metals or minerals are frequently located outside of the United States, all or a significant portion of the Fund’s investments in this sector may be invested in securities of foreign issuers.  Investors should understand the special considerations and risks related to investment in this sector, and accordingly, the potential effect on the Fund’s value when investing in this sector.

Retailing: companies engaged in merchandising finished goods and services primarily to individual consumers.  Companies in which the Fund may invest may include: general merchandise retailers, department stores, food retailers, drug stores and any specialty retailers selling a single category of merchandise such as apparel, toys, consumer electronics or home improvement products.  The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer or video based electronic systems.

The success of retailing companies is closely tied to consumer spending, which in turn, is affected by general economic conditions and consumer confidence levels.  The retailing industry is highly competitive, and a company’s success is often tied to its ability to anticipate changing consumer tastes.

Software and Computer Services: companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services.  The Fund may invest in companies that provide systems-level software (designed to run the basic functions of a computer) or applications software (designed for one type of work) directed at either horizontal (general use) or vertical (certain industries or groups) markets, time-sharing services, information-based services, computer consulting, communications software and data communications services.

Competitive pressures may have a significant effect on the financial condition of companies in the software and computer services sector.  For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Technology: companies that GNI believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.  These may include companies that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors.

Competitive pressures may have a significant effect on the financial condition of companies in the technology sector.  If technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Telecommunications: companies engaged in the development, manufacture or sale of communications services or communications equipment.  Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide area product networks; satellite, microwave and cable television; and equipment used to provide these products and services.  Long-distance telephone companies may also have interests in new technologies, such as fiber optics and data transmission.

Telephone operating companies are subject to both federal and state regulations governing rates of return and services that may be offered.  Telephone companies usually pay an above-average dividend.  Certain types of companies in which the Fund may invest when investing in these sectors are engaged in fierce competition for a share of the market for their products.  In recent years, these companies have been providing goods or services such as private and local area networks, or engaged in the sale of telephone set equipment.

Transportation: companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment.  Transportation services may include companies involved in the movement of freight or people such as airline, railroad, ship, truck and bus companies.  Other service companies include those that provide automobiles, trucks, autos, planes, containers, rail cars or any other mode of transportation and their related products.  In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

Risk factors that affect transportation stocks include the state of the economy, fuel prices, labor agreements and insurance costs.  Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.  The U.S. trend has been to deregulate these industries, which could have a favorable long-term effect, but future government decisions may adversely affect these companies.

Utilities: companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations.  The Fund may invest in companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy; water supply, waste disposal and sewerage and sanitary service companies; and companies involved in telephone, satellite and other communication fields including telephone, telegraph, satellite, microwave and the provision of other communication facilities for the public benefit (not including companies involved in public broadcasting).  The Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

Temporary Investments

When GNI believes market or economic conditions are unfavorable for investors, GNI may invest up to 100% of the Fund’s net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents or other short-term investments.  Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the underlying fund investments in which the Fund normally invests or the U.S. economy.  Temporary defensive investments generally may include U.S. Government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares and other money market equivalents.  GNI also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Portfolio Turnover

The Fund is actively managed and has no restrictions upon portfolio turnover.  A 100% annual portfolio turnover rate would be achieved if each security in the Fund’s portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year.  Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains, whether reinvested or otherwise.  The following are the portfolio turnover rates for the Fund for the fiscal years ended March 31, 2006 and 2005:

Portfolio Turnover Rates For the Fiscal Years Ended March 31	2006	2005
Generation Wave Growth Fund	6.60%	39.78%

Fundamental Investment Limitations

The Fund has adopted the following fundamental investment limitations.  The following restrictions may only be changed if the change is approved by holders of a majority of the Fund’s outstanding voting securities.  As used in this SAI, “a majority of the Fund’s outstanding voting securities” means (i) more than 50% of the Fund’s outstanding voting shares or (ii) 67% or more of the Fund’s voting shares present at a shareholder meeting if more than 50% of the Fund’s outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

The Fund may not:

1.

Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that the Fund may purchase (either directly or via the underlying funds in which the Fund invests) securities issued by issuers, including real estate investment trusts, that invest in real estate or interests therein.

2.

Make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities (iv) loan money to other funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3.

Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.

Issue senior securities to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

5.

Borrow money in an amount exceeding 33 1/3% of the value of the Fund’s total assets, provided that the Fund may borrow money from other funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

6.

Concentrate its investments in any one industry or sector if, as a result, more than 80% of the Fund’s net assets will be invested in such industry or sector.  This restriction, however, does not prohibit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.  The Fund has adopted policies of concentrating in securities issued by companies within a wide range of industries and sectors consisting of all categories, the selection of which will vary at any given time.  For a description of many, if not most, of the sectors in which the Fund may be invested, please see “Sector/Industry Concentration” in of this SAI.

7.

Invest in other investment companies except as permitted by the 1940 Act.

PORTFOLIO HOLDINGS INFORMATION

The Advisor, GNI and the Fund are subject to portfolio holdings disclosure policies.  These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments that the Fund holds.  These portfolio holdings disclosure policies have been approved by the Trust’s Board of Trustees.  The Fund discloses its portfolio holdings at the same time to all persons.  Everyone has the same timely disclosure of the holdings with respect to any other person.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund also makes its quarterly portfolio holdings available on its website at www.MUTUALS.com.  All holdings are placed on the website within 10 days of the quarter-end.  Holdings are placed on the website prior to their release to the rating agencies.  This policy is consistent with the Fund’s intent that the public have full disclosure of the holdings at the same time or prior to other persons.

To the extent the Fund’s service providers have access to its holdings; they are bound by confidentiality agreements or professional standards to maintain the confidentiality of the holdings.  Service providers include, without limitation, fund administrator, custodian, fund accounting, accountants and legal counsel.

MANAGEMENT OF THE FUND

Board of Trustees and Officers

The management and affairs of the Fund are supervised by the Board of Trustees of the Trust.  The Board of Trustees consists of three individuals, two of whom are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”).  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  The Trustees of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Independent Trustees

Name, Address and Age as of March 31, 2006	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan Street Milwaukee, WI 53202 Age: 50	Independent Trustee	Indefinite Term; Since 2001	Professor and Chair, Department of Accounting, Marquette University (2004 – present); Associate Professor, Marquette University (1996—2004).	2	Independent Trustee, Trust for Professional Managers(an open-end investment company)
Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 49	Independent Trustee	Indefinite Term; Since 2001	Captain, Midwest Airlines (Airline Company) (1985—present); Director—Flight Standards & Training (July 1990—December 1999).	2	Independent Trustee, Trust for Professional Managers (an open-end investment company)

Interested Trustee* and Officers

Name, Address and Age as of March 31, 2006	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan Street Milwaukee, WI 53202 Age: 43	Trustee and Chairperson	Indefinite Term; Since 2001	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994—present).	2	Trustee, Trust for Professional Managers (an open-end investment company); Director/Trustee, Buffalo Funds (an open-end investment company)
Michael J. Henry Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201 Age: 26	President and Treasurer	Indefinite Term; Since 2005

President, Mutuals Advisors, Inc. (September 2005 - present);

President, Peterson, Goldman & Villani, Inc. (February 2004 - present); Vice President, Peterson, Goldman & Villani, Inc., (March 2003 - February 2004); Financial Consultant, MUTUALS.com, Inc. (October 2002 - June 2005); Financial

Analyst, Conseco Financial Corp. (June 2002 - October 2002); Sales Representative, Northern Tool & Equipment Co. (May 1999 - June 2002).

				N/A	N/A
Rachel A. Spearo 615 E. Michigan Street Milwaukee, WI 53202 Age: 26	Secretary	Indefinite Term; Since 2005	Counsel, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (September 2004-Present)	N/A	N/A
Jane L. Stafford 4600 Madison, Suite 150 Kansas City, MO 64112 Age: 50	Chief Compliance Officer	Indefinite Term; Since 2004	Managing Member, Stafford + Associates, llc (June 2004 – Present); Of Counsel, Spencer Fane Britt & Brown, LLC (1997- June 2004).	N/A	N/A

* This trustee is considered an “interested person” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.

Board Committees

The Board of Trustees has three standing committees as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended March 31, 2006, the Audit Committee met two times.  Both independent trustees (Dr. Akers and Mr. Drska) comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for trustee as is considered necessary from time to time and meets only as necessary.  During the fiscal year ended March 31, 2006, the Nominating Committee did not meet.  Both independent trustees (Dr. Akers and Mr. Drska) comprise the Nominating Committee.  The Nominating Committee will consider trustee nominees recommended by shareholders. However, there are no policies in place regarding nominees recommended by shareholders.

Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of the Fund’s securities and other investments; and (2) determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  This is required by each series of the Trust’s valuation policies when the full Board is not in session.  The Valuation Committee meets as necessary when a price is not readily available.  During the fiscal year ended March 31, 2006, the Valuation Committee did not meet.  Mr. Neuberger and Dr. Akers comprise the Valuation Committee.

Board Compensation

For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $5,000 per year and $750 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  Trustees who are not Independent Trustees and officers of the Trust receive no compensation for their services as such.  Neither the Trust nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of the Trust or Fund expenses.  The following table shows fees received by the Trustees for their services as such for the fiscal year ended March 31, 2006.

Name of Person/Position	Aggregate Compensation from Fund Paid to Trustees	Total Compensation From Fund and Fund Complex Paid to Trustees
Joseph C. Neuberger, Chairperson and Trustee	$0	$0

Dr. Michael D. Akers, Trustee	$3,750	$7,000

Gary A. Drska, Trustee	$3,750	$7,000

Board Interest in the Fund

The following table sets forth the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2005, stated using the following ranges:

Key

A.

$1-$10,000

B.

$10,001-$50,000

C.

$50,001-$100,000

D.

over $100,000

Dollar Range of Equity Securities Beneficially Owned (1)

Name of Trustee	Generation Wave Growth Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Dr. Michael D. Akers, Independent Trustee	None	None

Gary A. Drska, Independent Trustee	None	None

Joseph C. Neuberger, Interested Trustee	None	None

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)	Please note that there is one other Fund within the Trust that is discussed in a separate Statement of Additional Information.

Control Persons, Principal Shareholders and Management Ownership

Principal shareholders are persons who own of record, or are known by the Fund to beneficially own, 5% or more of the outstanding shares of the Fund.  As of June 30, 2006, there were no principal shareholders of the Fund.

Control persons are persons deemed to control the Fund because they own beneficially over 25% of the Fund’s outstanding securities.  Control persons could affect the outcome of proxy voting or the direction of management of the Fund.  As of June 30, 2006 no person was a control person of the Fund, and all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of the Fund.

Investment Advisor

The Advisor, located at 700 North Pearl Street, Suite 900, Dallas Texas 75201 and formerly known as MUTUALS.com, Inc., is a Texas corporation that serves as the investment advisor to the Fund.  The Advisor is an SEC-registered investment advisor.  Mutuals Advisors, Inc. is wholly-owned by Mutuals Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.)  Mutuals Capital Alliance, Inc. is controlled by Mr. Richard Sapio who also controlled Mutuals.com Holdings Corp.  As of June 30, 2006, the Advisor had approximately $105 million in assets under management.

Under the Investment Advisory Agreement between the Trust and the Advisor, dated June 14, 2001 (the “Agreement”), the Advisor serves as the investment advisor to the Fund, and supervises the management of the Fund’s investments and business affairs, subject to the oversight and review of the Trust’s Board of Trustees. For its services, the Advisor is entitled to an annual advisory fee of 0.95% of the Fund’s average daily net assets.  The advisory fee is payable to the Advisor monthly based on the average daily net assets of the Fund for the month involved.  In addition to the services provided by the Advisor pursuant to the Agreement, the Advisor may, from time to time, provide the Fund with office space for managing its affairs, with the services of required personnel and with certain clerical services and facilities.  These services are provided without reimbursement by the Fund for any costs incurred.

Pursuant to the Expense Waiver and Reimbursement Agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund, as a percentage of the average daily net assets is 1.50%.  Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived or reimbursed expenses for a three-year period as long as the expenses and reimbursements do not exceed the expense cap.  This agreement was renewed by the Board of Trustees at the May 17, 2006 Board meeting and is in effect for an additional ten-year period expiring on July 31, 2016.

For the fiscal periods ended March 31, 2006, 2005 and 2004, the Fund paid the following advisory fees to the Advisor under the Agreement, of which the Advisor waived the following amounts:

Fiscal Year Ended	Advisory Fee	Waiver	Advisory Fee After Waiver
March 31, 2006	$448,389	$125,546	$322,843
March 31, 2005	$323,766	$136,006	$187,760
March 31, 2004	$357,799	$148,235	$209,564

Investment Subadvisor

The Advisor has entered into a subadvisory agreement with GNI under which GNI serves as the subadvisor to the Fund and, subject to oversight and review by the Advisor, manages the Fund’s portfolio assets.  Under the subadvisory agreement, GNI receives compensation from the Advisor for its subadvisory services to the Fund at the annual rate of 0.12% of the Fund’s average daily net assets.  GNI is a wholly-owned subsidiary of Centillion Partners, Inc., a financial services holding company.  Charles L. Norton, CFA is a Principal and Director of GNI, with responsibility for portfolio management and research.  Allen R. Gillespie, CFA is a Principal and Director of GNI, with responsibility for portfolio management and research.  Philip H. Brice is a Principal and Director of GNI, with responsibility for marketing and client relations.  Ken J. Vilcheck is a Principal and Director of GNI, with responsibility for marketing and client relations.  David Dameron is a Managing Director of GNI with responsibility for compliance.  Mr. Norton, Mr. Gillespie, Mr. Brice, Mr. Vilcheck and Mr. Dameron are each considered a control person of GNI due to their ownership of and/or their position with GNI.

From September 28, 2005 until July 30, 2006, Mr. Norton served in a dual status; serving as an executive officer of GNI and as Vice President of the Advisor and co-portfolio manager, with Mr. Henry, of the Fund.  At a special meeting of Fund shareholders held on July 14, 2006, the shareholders approved the subadvisory agreement dated July 31, 2006 between the Advisor and GNI.  Subject to the oversight and review of the Advisor, Mr. Norton and Mr. Gillespie serve as co-portfolio managers of the Fund.

Potential Conflicts of Interest by GNI

GNI’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Fund, these accounts may include other mutual funds, separate accounts and private investment vehicles.

GNI  has established policies in areas such as personal trading and trade allocation and aggregation to prevent potential conflicts in connection with any portfolio manager’s management of the Fund and the management of any other accounts.  GNI does not engage in cross trading between the Fund and other accounts that it manages.  GNI’s compliance department regularly reviews and monitors these policies.

Portfolio Managers

Other Accounts Managed by Portfolio Managers.

The following provides information regarding other accounts managed by Messrs. Norton and Gillespie as of June 30, 2006.  Mr. Norton and Mr. Gillespie are jointly responsible for the day-to-day management of the Fund, and are jointly responsible for the day-to-day management of the other accounts set forth in the following table.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Charles L. Norton, CFA
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$6.4 million	1	$1.3 million
Other Accounts	144	$62.6 million	0	$0
Allen R. Gillespie, CFA
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$6.4 million	1	$1.3 million
Other Accounts	144	$62.6 million	0	$0

Compensation of Portfolio Managers

The portfolio managers of the Fund are paid a flat base salary that is not based on Fund performance.  The portfolio managers do not receive a bonus tied to performance of the Fund or to its asset base.  GNI does not offer a deferred compensation plan nor does it sponsor a retirement plan as part of the portfolio managers’ compensation.  GNI is a wholly owned subsidiary of Centillion Partners.  As each portfolio manager has an ownership stake in Centillion Partners, they share in its profits.

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2006, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Generation Wave Growth Fund	Dollar Range of Shares Owned
Charles L. Norton, CFA	None
Allen R. Gillespie, CFA	None

Legal Proceedings

On December 4, 2003, the Securities and Exchange Commission (“SEC”) filed a civil action (the “Action”) in the United States District Court for the Northern District of Texas against MUTUALS.com, Inc. a registered broker-dealer and the previous investment advisor to the Funds (the “Prior Advisor”); two affiliated broker-dealers: Connely Dowd Management, Inc. (“CDM”) and MTT Fundcorp, Inc. (“MTT”); and the following individuals: Richard Sapio, the former CEO of the Prior Advisor; Eric McDonald, the former President of the Prior Advisor and CDM; and Michele Leftwich, the former compliance officer of the Prior Advisor and President of MTT.

The Action alleges that the Prior Advisor, acting as a broker dealer, acted to facilitate certain improper trading practices known as “market timing” and “late trading” by institutional hedge funds with respect to certain mutual fund companies unaffiliated with the Funds. There were no allegations concerning the Funds or the Advisor.

Simultaneously with the filing of the Action, the Prior Advisor and the SEC stipulated to the entry of an order appointing Mr. Ralph S. Janvey, Esq. of Dallas, Texas as a Special Monitor of the Prior Advisor.

The Trustees of the Funds are actively monitoring these matters and intend to take appropriate action if and when necessary.

On or about August 11, 2004, the U.S. Attorney for the Southern District of New York informed Richard Sapio, Eric McDonald and Michele Leftwich, three former executives of the Prior Advisor that they had been charged with wire fraud and securities fraud.  The charges against the former executives stem from the same market timing activities alleged in the civil action filed by the SEC against the three former executives and the Prior Advisor in December 2003.  The wire fraud charges carry a maximum penalty of thirty years in prison and a fine of $1 million or twice the gross gain or gross loss from the offense, whichever is greater. The securities fraud charges carry a maximum penalty of twenty years in prison and a fine of $5 million or twice the gross gain or gross loss from the offense, whichever is greater.  Mr. Sapio, Mr. McDonald and Ms. Leftwich resigned from their positions with the Prior Advisor in February, 2004.  Mr. Sapio controls Mutuals Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.), the parent company of the Advisor.  The Advisor is a new entity of which Michael J. Henry is the President and Treasurer.

There are no charges or allegations of wrongdoing against the Funds, the Advisor or GNI.

Additional lawsuits or regulatory actions arising out of the circumstances above, and presenting similar allegations and requests for relief, may be served or filed against the Funds or the Advisor and related entities and individuals in the future.

If the SEC or the U.S. Attorney were to obtain a court injunction or a conviction against the Prior Advisor and/or Mr. Sapio, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment advisor for any registered investment company, including the Funds. In such a case, the Advisor would seek exemptive relief from the SEC, as contemplated by the Investment Company Act of 1940, although there is no assurance that such exemptive relief would be granted. The SEC also has the power, by order, to prohibit the Advisor from serving as an investment advisor.

As a result of the above developments, investors in the Fund might react by redeeming their investments.  This might require the Fund to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Fund.  However, the Advisor believes that these matters are not likely to have a material adverse effect on the Fund or on the Advisor’s or GNI’s ability to perform their respective investment advisory services relating to the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING

Distributor

Quasar Distributors, LLC (the “Distributor”), a Delaware limited liability company, is the distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Agreement”), among the Trust, Advisor and Distributor dated May 23, 2001.  The Agreement was initially approved by the Board of Trustees on May 23, 2001 and most recently renewed by the Board of Trustees at the May 17, 2006 Board meeting.  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.  The Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  The Distributor is compensated by the Advisor, not the Fund.  The Distributor’s address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Shareholder Servicing Agents

The Fund may enter into agreements with certain organizations that provide various services to Fund shareholders.  Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net assets of the shares covered by their respective agreements for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

The Fund terminated its sole shareholder servicing agreement in February, 2006.  Shareholder servicing fees paid by the Fund for the fiscal years ended March 31, 2006, 2005, and 2004 were as follows:

Fund Name	Amount Paid 2006	Amount Paid 2005	Amount Paid 2004
Generation Wave Growth Fund	$95,222	$85,204	$94,158

Service Providers

The Trust has entered into a series of agreements whereby certain parties will provide various services to the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting and administrative services and acts as transfer agent to the Fund.  USBFS’s address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  The services to be provided by the transfer agent include, either by USBFS or another party pursuant to an agreement with USBFS, processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for “blue sky” purposes and assistance in the preparation of the Trust’s registration statement under federal and state securities laws.

U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust dated as of May 23, 2001, whereby the Custodian provides custody services on behalf of the Fund and receives fees from the Fund on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 425 Walnut Street, Cincinnati, Ohio 45202.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust dated May 23, 2001, USBFS also performs certain administrative, accounting and tax reporting functions for the Fund, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance forms with various states, compiling data for and preparing notices to the Commission, preparing financial statements for the Annual and Semi-Annual Reports to the Commission and current investors, monitoring the Fund’s expense accruals and performing securities valuations and, from time to time, monitoring the Fund’s compliance with its investment objective and restrictions.  Pursuant to the Fund’s Administration Servicing Agreement, USBFS is entitled to receive from the Trust a fee, computed daily and payable monthly, in a minimum annual amount of $100,000 from which a portion is allocated to the Fund and the remaining portion is allocated to the other series of the Trust.

For the fiscal years ended March 31, 2006, 2005 and 2004, the following administrative fees were paid by the Fund:

Administrative Fees Paid During the Fiscal Years Ended March 31	2006	2005	2004
Generation Wave Growth Fund	$59,431	$62,697	$103,223

CODE OF ETHICS

The Trust and the Advisor have adopted Codes of Ethics that govern the conduct of all employees and other supervised persons of the Trust and the Advisor.  The Codes recognize that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of their own interests.  The Codes address compliance with federal securities laws, personal trading and reporting requirements.

Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings.  Violations of the Codes are subject to review by the Trustees and may result in severe penalties.

GNI has adopted a Code of Ethics that governs all directors and officers of GNI, as well as certain employees and control persons who have access to information regarding the purchase or sale of securities by GNI for or on behalf of its clients (“GNI Access Persons”). The GNI Code of Ethics permits GNI Access Persons to invest in securities, subject to certain restrictions, and GNI Access Persons must preclear most transactions.  The Code of Ethics also creates a black-out period seven days before and seven days after any GNI client portfolio trades in a security, or considers trading in a security, during which period GNI Access Persons may not buy or sell such security.  In addition, the GNI Code of Ethics prohibits access persons from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) security within 60 calendar days.  Any profits from violations of the seven day black-out provision or the short-term trading provision are subject to disgorgement and possibly other disciplinary actions.  The GNI Code of Ethics requires GNI Access Persons to submit initial and annual securities holdings reports and quarterly transaction reports. The Code of Ethics places other limitations on the acquisition of securities by GNI Access Persons, such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

PROXY VOTING GUIDELINES

The Board of Trustees has adopted proxy voting procedures that delegate to the Advisor the authority to vote proxies, subject to the supervision of the Board.  The Board of trustees also authorized the Advisor to delegate its authority to vote proxies to GNI, pursuant to the subadvisory agreement, if the Advisor believes that the subadviser is in the best position to make voting decisions on behalf of the Fund.  In addition, the Board authorized the Advisor and GNI to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Trust’s proxy voting procedures provide that, in the event of a conflict between the interests of the Advisor or GNI and the Fund with regard to a proxy vote, a majority of the disinterested trustees will be responsible for resolving the conflict.

GNI’s proxy voting policies generally provide that GNI will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  GNI has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  Proxy solicitations that might involve a conflict of interest between GNI and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on GNI’s part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Trust’s Board of Trustees (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

For investments made by the Fund in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), the Fund must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling toll-free, 1-866-264-8783, by accessing the Fund’s website at www.MUTUALS.com and by accessing the SEC’s website at www.sec.gov.  The Fund will send a description of its proxy voting policies and procedures within three business days of receipt of a request.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

VALUATION OF SHARES

Shares of the Fund are sold on a continual basis at the NAV per share next computed following acceptance of an order by the Fund.  The Fund’s NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Trust may also be open for business on other days in which there is sufficient trading in the Fund’s securities that its NAV might be materially affected.  For a description of the methods used to determine the share price, see “Valuation of Fund Shares” in the Fund’s Prospectus.  An example of how the Fund calculated its net asset value per share as of March 31, 2006 is as follows:

	Net Assets	=	Net Asset Value Per Share
	Shares Outstanding

Generation Wave Growth Fund	$56,012,564	=	$12.72
	4,404,349

PURCHASE AND REDEMPTION OF SHARES

Detailed information on the purchase and redemption of shares is included in the Prospectus.  Shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment, which ordinarily must be at least $4,000.  However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)’s or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing an order with the Fund.

The Fund reserves the right in its sole and absolute discretion to refuse any purchase requests, particularly those that might not be in the best interests of the Fund or its shareholders or could adversely affect the Fund or its operations.  The policy applies to any person or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading irrespective of whether the redemption fee applies.  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.  The Fund charges a 1.00% redemption fee on shares redeemed within 60 days of purchase.  The Fund, however, reserves the right to lower or waive the amount of this fee.

Redemption In Kind

The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount.   Under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount redeemed is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, brokerage costs may be incurred by a shareholder in converting these securities to cash.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Assets of the Fund are invested by GNI in a manner consistent with its investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time.  Within this framework, GNI is responsible for making all determinations as to the purchase and sale of portfolio securities (consisting principally of shares of other mutual funds) and for taking all steps necessary to implement securities transactions on behalf of the Fund.  The Fund may purchase shares of underlying funds that charge a sales load or redemption fee.  A redemption fee is a fee imposed by an underlying fund upon shareholders (such as the Fund) redeeming shares of such fund within a certain period of time (such as one year).  The fee is payable to the underlying fund.  Accordingly, if the Fund were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the Fund would bear such redemption fee.

To the extent that the Fund invests in shares of other mutual funds, the Fund will not pay any commissions for purchases and sales.  The Fund, however, will bear a portion of the commissions paid by the underlying mutual funds in which it invests in connection with the purchase and sale of portfolio securities.

In connection with its duties to arrange for the purchase and sale of portfolio securities other than mutual funds, GNI will select broker-dealers, to the extent necessary, who will, in GNI’s judgment, implement the Fund’s policy to achieve best qualitative execution.  GNI will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality are comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution and such other policies as the Board of Trustees may determine.

GNI does not intend to participate in soft-dollar arrangements with regard to the Fund’s brokerage.  When allocating transactions to broker-dealers, however, GNI is authorized to consider, in determining whether a particular broker-dealer will provide the best qualitative execution, the broker-dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question.  Further, GNI need not pay the lowest spread or commission available if GNI determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or GNI’s overall responsibilities as to the accounts as to which it exercises investment discretion.  If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, GNI is authorized in making such allocation, to consider whether a broker-dealer has provided research services.  Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparison of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services.  The Fund recognizes that a dollar value cannot be placed on such research services or on execution services and that such research services may or may not be useful to the Fund or other accounts of GNI, and that such research received by such other accounts may or may not be useful to the Fund.

GNI will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless GNI determines that a better price or execution may be obtained by paying such commissions.  Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder.  These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of the Fund’s assets that may be invested in a particular issue.  The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Fund’s Board of Trustees, including a majority of the Fund’s Independent Trustees.

The same security may be suitable for the Fund or another portfolio series of the Trust.  If and when the Fund and another account simultaneously purchase or sell the same security, the transactions will be allocated in advance and then as to price and amount in accordance with arrangements equitable to the Fund and the other account.  The simultaneous purchase or sale of the same securities by the Fund and other account may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

The Board of Trustees will review quarterly GNI’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.  Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

There were no brokerage commissions paid during the past three fiscal years because the Fund invests in other mutual funds.  As such, the Fund did not acquire securities of its regular brokers or dealers or their parents during fiscal 2006.

TAX CONSIDERATIONS

The following is a summary of certain tax considerations generally affecting the Fund and its shareholders.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here are not intended as substitutes for careful tax planning.  You should consult your personal tax advisor to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments.  This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you.  Any distributions by the Fund from such income will be taxable to you as ordinary income, unless the distributions are from qualified dividend income, whether you receive them in cash or in additional shares.

Distributions of Capital Gain

The Fund may derive capital gain or loss in connection with sales or other dispositions of its interests in the underlying funds.  Distributions of net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Distributions of the underlying fund’s net short-term capital gain will be ordinary income to the Fund, and, in turn to you, upon its distribution by the Fund.  Distributions of an underlying fund’s net long-term capital gain to the Fund will be long-term capital gain to the Fund, and, in turn, to you upon its distribution by the Fund, regardless of how long you have held your shares in the Fund.  Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Information on the Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and intends to so qualify during the current fiscal year.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you.  The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.  In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and any distributions that it makes would not qualify for the dividends paid deduction.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as if received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemptions (including redemptions “in-kind”) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, or exchange your Fund shares for shares of a different Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.  All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. Government Securities

Some states grant tax-free status to dividends paid to you from interest earned on certain U.S. Government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations

If you are a corporate shareholder, you should note that it is expected that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction.  You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends.  The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment.  All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

The Fund may invest in complex securities that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities.  These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

COUNSEL

Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and has passed upon the legality of the shares offered by the Fund’s Prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been selected as the independent registered public accounting firm of the Trust.  As such, it is responsible for auditing the financial statements of the Fund.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and notes thereto are incorporated by reference to the Fund’s Annual Report for the fiscal year ended March 31, 2006 as filed with the SEC on June 7, 2006.

APPENDIX A

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicated an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•

Likelihood of payment?capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote expectations of low credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB

Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative.

•

For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

•

For issuers and performing obligations, default of some kind appears probable.

•

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

•

For issuers and performing obligations, default is imminent.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)

‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country.  This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)

‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country.  The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A (xxx)

‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country.  Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)

‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Notes

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•

Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•

Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Statement of Additional Information

Dated July 31, 2006

 A Series of MUTUALS.com

This Statement of Additional Information (“SAI”) provides general information about the Vice Fund (the “Fund”), a series of MUTUALS.com.  This SAI is not a prospectus and should be read in conjunction with the Fund’s current Prospectus dated July 31, 2006, as supplemented and amended from time to time, which is incorporated herein by reference.  To obtain a copy of the Prospectus, please write or call the Fund at the address or telephone number below.

You should rely only on the information contained in this SAI and the Prospectus dated July 31, 2006.  MUTUALS.com has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

The Fund’s audited financial statements and notes thereto for the fiscal year ended March 31, 2006 are incorporated herein by reference to the Fund’s 2006 Annual Report.  A copy of the Annual Report may be obtained without charge by calling the Fund at 1-866-264-8783.

1-866-264-8783

Web: www.VICEFUND.com

---------------------------------

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ORGANIZATION OF THE TRUST AND THE FUND	3

Description of the Fund	3

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS	4

Temporary Investments	21
Portfolio Turnover	21
Fundamental Investment Limitations	22

PORTFOLIO HOLDINGS INFORMATION	23

MANAGEMENT OF THE FUND	23

Board of Trustees and Officers	23
Board Committees	25
Board Compensation	26
Board Interest in the Fund	27
Control Persons, Principal Shareholders and Management Ownership	27
Investment Advisor	28
Investment Subadvisor	28
Portfolio Managers	29

DISTRIBUTION AND SHAREHOLDER SERVICING	32

Distributor	32
Distribution Plan	32
Shareholder Servicing Agents	33
Service Providers	33

CODE OF ETHICS	34

PROXY VOTING GUIDELINES	34

ANTI-MONEY LAUNDERING PROGRAM	35

VALUATION OF SHARES	35

PURCHASE AND REDEMPTION OF SHARES	36

PORTFOLIO TRANSACTIONS AND BROKERAGE	36

TAX CONSIDERATIONS	38

COUNSEL	40

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40

FINANCIAL STATEMENTS	40

Appendix A – Credit Ratings

Organization of the Trust and the Fund

MUTUALS.com (the “Trust”) is a management investment company organized as a Delaware business trust on March 20, 2001.  The Trust’s Declaration of Trust permits the Trust to offer separate series of units of beneficial interest and separate classes.  The Fund is currently one of two series of the Trust (the other series or fund is discussed in a separate SAI) and currently consists of a single class of shares of beneficial interest.  The Fund is a non-diversified series and has its own investment objective and policies.  The Trust may start more series and offer shares of a new fund under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares) at $0.001 par value.  Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a special meeting of shareholders upon the written request of shareholders owning 10% or more of the Fund’s outstanding shares, and as required under Delaware law.   The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of any other fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  Expenses attributable to any fund are borne by that fund.  Any general assets, liabilities and expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated to one or more series of the Trust by or under the direction of the Trustees in accordance with the Trust’s Bylaws. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Mutuals Advisors, Inc. (the “Advisor”), formerly known as MUTUALS.com, Inc., serves as the investment advisor to the Fund.  Pursuant to a subadvisory agreement with the Advisor, GNI Capital, Inc. (“GNI”) serves as the Fund’s subadvisor and manages its portfolio, subject to oversight and review by the Advisor.

Description of the Fund

The Fund is an open-end, non-diversified investment company, or mutual fund, with an investment objective of long term growth of capital.  The Fund deliberately intends to invest in products often considered socially “irresponsible” such as tobacco, gaming, alcohol and defense/weapons.

Investment Policies, Strategies and Associated Risks

The following discussion supplements the description of the Fund’s investment objective and strategies set forth in the Fund’s Prospectus.  Except for the fundamental investment limitations listed below (see “Fundamental Investment Limitations” on page 21 of this SAI) and the Fund’s investment objective, the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Trust’s Board of Trustees without shareholder approval.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, the Fund is not obligated to do so.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Other Investment Companies

The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.  As a shareholder of another investment company, the Fund bears, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Equity Securities

The Fund intends to invest in equity securities consistent with its investment objective and strategies.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.  Please see “Debt Securities” below.

To the extent the Fund invests in the equity securities of small or medium-size companies, it will be exposed to the risks of smaller sized companies.  Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group.  In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions can decrease the value and liquidity of the securities.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Debt Securities

Although there is no current intention to do so, the Fund may invest in debt securities consistent with its investment objective and strategies.  Debt securities purchased by the Fund may consist of obligations of any rating.  Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the issuer of the securities to make principal and interest payments than would occur with securities rated in higher categories.  Securities referred to as “high-risk” securities generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time.  The Fund may invest in high yield debt securities or “junk bonds” that are considered high risk.  Special tax considerations are associated with investing in high-yield securities such as zero coupon or “pay-in-kind” securities.

The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

The ratings of Standard & Poor’s, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of ratings, please see Appendix A.

Although there is no current intention to do so, the Fund may invest in residential and commercial mortgage-backed as well as other asset-backed securities (collectively called “asset-backed securities”).  These securities are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.  These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.  The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments.  The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets.  In periods of falling interest rates, the rate of mortgage prepayments tends to increase.  During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities.  In calculating the average-weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.  There can be no assurance that these estimates will be accurate.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Mortgage-backed securities such as collateralized mortgage obligations (“CMOs”) may also be purchased.  There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities.  CMOs are issued in multiple classes and their relative payment rights may be structured in many ways.  In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full.  The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities.  They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes.  Investments in CMO certificates can expose a fund to greater volatility and interest rate risk than other types of mortgage-backed obligations.  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

The yield characteristics of asset-backed securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time.  As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.  Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e. credit card and automobile loan receivables as opposed to real estate mortgages).  For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing, or liquidating such securities.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans.  Like other fixed-income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Municipal Securities

Although there is no current intention to do so, the Fund may invest in municipal securities.  Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax (“Municipal Securities'').

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets and water and sewer works.  They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities.  Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.  The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest.  Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue.  Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority.  Industrial development bonds are typically classified as revenue bonds.

Types of Municipal Securities include, but are not limited to: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. Government securities); and general obligation bonds secured by a municipality’s pledge of taxation.  There are no restrictions on the maturity of Municipal Securities in which the Fund may invest.  The Fund will seek to invest in Municipal Securities of such maturities as the Advisor believes will produce current income.

The Fund may also purchase some Municipal Securities with variable interest rates.  Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate.  Variable interest rates are adjusted on a periodic basis (e.g. every 30 days).  Many variable rate Municipal Securities are subject to payment of principal on demand, usually in not more than seven days.  If a variable rate Municipal Security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor believes the security cannot be sold within seven days, the Advisor may consider the security to be illiquid.  Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices.  Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed-income obligations.  The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Yields on Municipal Securities depend on a variety of factors, including: the general conditions of the money market and the taxable and Municipal Securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue.  The Fund’s return on its investments in Municipal Securities will depend on the continuing ability of the issuers of Municipal Securities to meet their obligations for the payment of interest and principal when due.  Any adverse economic conditions or developments affecting the states or municipalities could affect the Fund's portfolio.

U.S. Government Obligations

Although there is no current intention to do so, the Fund may invest in U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.  U.S. Treasury obligations differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.  In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

The Fund may also have the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. Government obligations.  These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Non-Diversification of Investments

The Fund is non-diversified under the 1940 Act.  This means that under the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer.  However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code (“Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code.  Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets.  In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer.  As a non-diversified investment company, the Fund may be subject to greater risks than a diversified company because of the larger impact of fluctuation in the values of securities of fewer issues.

Borrowings

The Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations.  For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used.

Securities Lending

The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio.  The value of the loaned securities may not exceed one-third of the Fund's total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.  Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Restricted and Illiquid Securities

The Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security.  Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired.  There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid.  Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

Foreign Securities

The Fund may invest up to 25% of its total assets in foreign securities.  Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities.  The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers.  These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments.

In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad.  Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity.  Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Furthermore, investing in foreign securities can carry higher returns and risks than those associated with domestic investments.  Foreign securities may be denominated in foreign currencies.  Therefore, the value in U.S. dollars of the Fund's net assets and income may be affected by changes in exchange rates and regulations.

The internal politics of certain foreign countries may not be as stable as that of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners could have a significant adverse effect upon the securities markets of such countries.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by the Fund, denominated in that currency.  Furthermore, the interest and dividends payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Fund and that may ultimately be available for distribution to the Fund’s shareholders.

Other differences between investing in foreign companies and the U.S. include:

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information is less publicly available;

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there is a lack of uniform financial accounting standards applicable to foreign companies;

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market quotations are less readily available;

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there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks;

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there is generally a lower foreign securities market volume;

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it is likely that foreign securities may be less liquid and/or more volatile;

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there are generally higher foreign brokerage commissions;

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there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems; and

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the mail service between countries may be unreliable.

Although there is no current intention to do so, the Fund may also invest in emerging market countries or developing countries.  Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.  For example, funds may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.  Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Derivatives

The Fund may invest up to 15% of its total assets in derivative securities.  The Fund may invest in a wide range of derivatives, including call and put options, futures and forward contracts, for hedging purposes as well as direct investment.

Buying Call and Put Options.  Call and put options may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase.  Prior to its expiration, a call option may be sold in a closing sale transaction.  Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost.  By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires.  The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost.  Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options.  The Fund has the ability to write covered options on equity and debt securities and indices.  This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.  A call option written by the Fund is “covered” if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.  A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank.  The Fund may purchase securities that may be covered with call options solely on the basis of considerations consistent with the investment objective and policies of the Fund.  The Fund’s turnover may increase through the exercise of a call option; this will generally occur if the market value of a “covered” security increases and the Fund has not entered into a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price.  The premium serves to mitigate the effect of any depreciation in the market value of the security.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation.  Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option.  Whether or not an option expires unexercised, the writer retains the amount of the premium.  This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.  Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price.  It retains the risk of the loss should the price of the underlying security or foreign currency decline.  Writing call options also involves risks relating to the Fund’s ability to close out the option it has written.

The Fund may write exchange-traded call options on its securities.  Call options may be written on portfolio securities, indices or foreign currencies.  With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter.  Call options on portfolio securities will be covered since the Fund will own the underlying securities.  Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be “covered” by identifying the specific portfolio securities being hedged.  Options on foreign currencies will be covered by securities denominated in that currency.  Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index or foreign currency at the exercise price at any time during the option period.  When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.  However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period.  If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.  Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price.  A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price.  However, the writer of the put option has retained the opportunity for an appreciated price above the exercise price should the market price of the underlying security or foreign currency increase.  Writing put options also involves risks relating to the Fund’s ability to close out the option that it has written.

The writer of an option who wishes to terminate its obligation may effect a “closing purchase transaction” by buying an option on the same securities as the option previously written.  The effect of the purchase is that the clearing corporation will cancel the writer’s position.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  There is also no guarantee that the Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with a different exercise price, expiration date or both.  Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the investments.  If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

The Fund will realize profits from closing purchase transactions if the price of the transaction is less than the premium received from writing the option.  Likewise, the Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security.

Writing Over-the-Counter (“OTC”) Options.  The Fund has the ability to engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options.  Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.  However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation.  Thus, there is a risk of non-performance by the dealer.  Because there is no exchange, pricing is typically done by reference to information obtained from market makers.  Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time.  Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised.  Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Futures Contracts.  The Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions.  A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the “initial margin.”  Thereafter, the Fund may need to make subsequent deposits, known as “variation margin,” to reflect changes in the level of the stock index.

The Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund’s net assets.

Risks Associated With Options and Futures.  Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in the market value of its portfolio securities, the use of these instruments involves certain risks.  As the writer of covered call options, the Fund receives a premium but loses any opportunity to profit from an increase in the market price if the underlying securities decline, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund’s investment securities, they are derivative instruments that are subject to a number of risks.  During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund’s investments.  In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations.  Changes in the market value of the Fund’s investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund’s initial investment in such a contract.

The Commodity Futures Trading Commission (“CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person may hold or control in a particular futures contract.  Trading limits are imposed on the number of contracts that any person may trade on a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions.  These trading and positions limits will not have an adverse impact on the Fund’s strategies for hedging its securities.

Often, futures purchased or sold by the Fund will be traded in foreign securities.  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.  Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CFTC regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  The Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections as transactions on United States futures exchanges.  In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

When-Issued Purchases, Delayed Delivery and Forward Commitments

The Fund may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  When the Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the market value of the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.  In addition, when the Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities.  The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.  When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Short Sales

Although not currently part of the Fund’s investment strategies, the Fund has the ability to make short sales.  Short sales are transactions where the Fund sells securities it does not own in anticipation of a decline in the market value of the securities.  The Fund must borrow the security to deliver it to the buyer.  The Fund is then obligated to replace the security borrowed at the market price at the time of replacement.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out.  GNI anticipates that the frequency of short sales will vary substantially under different market conditions and the Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

Short sales may be of two types, short sales “against the box” or “naked” short sales.  A short sale against the box involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future.  The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, then the Fund loses the opportunity to participate in the gain.

The Fund may also engage in “naked” short sales.   Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, the Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. The Fund may engage in naked short sales if GNI anticipates that the security’s market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Warrants

The Fund has the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time.  Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time.  They do not represent ownership of the securities, but only the right to buy them.  They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.

Repurchase Agreements

The Fund may have a portion of its net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position.  To earn income on this portion of its net assets, the Fund may enter into repurchase agreements.  Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. Government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 100% of the dollar amount invested by the Fund in each repurchase agreement.  GNI will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities.  The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that GNI has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Fund may also enter into reverse repurchase agreements.  Under a reverse repurchase agreement, the Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date and interest payment.  The Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank.  The securities subject to the reverse repurchase agreement will be marked-to-market daily.

The use of repurchase agreements by the Fund involves certain risks.  For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security.  If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by the Fund not within the control of the Fund, and therefore the realization by the Fund on the collateral may be automatically stayed.  Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Sector/Industry Concentration

The Fund may, from time to time, have greater than 25%, but no more than 80%, of its assets in one market sector or industry.  To the extent that the Fund concentrates in one or more sectors or industries, it may be subject to the risks affecting that sector or industry more than would a more broadly diversified fund.  GNI believes that the industries and sectors currently most attractive for the Fund include those in the tobacco, alcoholic beverage, defense/weapons and gaming areas, though these may, and likely will, change over time.  Some industries are described below.

Leisure:  companies in this category include companies which engage in the following: television and radio broadcast manufacture (including cable television); motion pictures and photography, recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas.  Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, advertising, hotels and motels, leisure apparel or footwear, fast food, beverages, restaurants, alcohol, tobacco products and gaming casinos.

Securities of companies in the leisure industries may be considered speculative.  Companies engaged in entertainment, gaming, broadcasting, cable television and cellular communications, for example, have unpredictable earnings, due in part to changing consumer tastes and intense competition.  Securities of companies in the leisure industries generally exhibit greater volatility than the overall market.  The market has been known to react strongly to technological developments and to the specter of government regulation in the leisure industries.

Multimedia: companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries.  Business activities of companies in which the Fund may invest include: ownership, operation or broadcast of free or pay television, radio or cable stations; publication and sale of newspapers, magazines, books or video products; and distribution of data-based information.  The Fund may also invest in companies involved in the development, syndication and transmission of the following products: television and movie programming, pay-per-view television, advertising, cellular communications and emerging technology for the broadcast and media industries.

Some of the companies in the broadcast and media industries are undergoing significant change because of federal deregulation of cable and broadcasting.  As a result, competitive pressures are intense and the stocks are subject to increased price volatility.  FCC rules govern the concentration of investment in AM, FM or TV stations, limiting investment alternatives.

Retailing:  companies engaged in merchandising finished goods and services primarily to individual consumers.  Companies in which the Fund may invest may include: general merchandise retailers, department stores, food retailers, drug stores and any specialty retailers selling a single category of merchandise such as apparel, toys, gun dealers, consumer electronics, or home improvement products.  The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer or video based electronic systems.

The success of retailing companies is closely tied to consumer spending, which in turn, is affected by general economic conditions and consumer confidence levels.  The retailing industry is highly competitive, and a company’s success is often tied to its ability to anticipate changing consumer tastes.

Software and Computer Services: companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services.  The Fund may invest in companies that provide systems-level software (designed to run the basic functions of a computer) or applications software (designed for one type of work) directed at either horizontal (general use) or vertical (certain industries or groups) markets, time-sharing services, information-based services, computer consulting, communications software and data communications services.

Competitive pressures may have a significant effect on the financial condition of companies in the software and computer services sector.  For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Technology: companies that GNI believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.  These may include companies that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care and biotechnology sectors.

Competitive pressures may have a significant effect on the financial condition of companies in the technology sector.  If technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

Telecommunications:  companies engaged in the development, manufacture or sale of communications services or communications equipment.  Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide area product networks; satellite, microwave and cable television; and equipment used to provide these products and services.  Long-distance telephone companies may also have interests in new technologies, such as fiber optics and data transmission.

Telephone operating companies are subject to both federal and state regulations governing rates of return and services that may be offered.  Telephone companies usually pay an above-average dividend.  Certain types of companies in which the Fund may invest when investing in these sectors are engaged in fierce competition for a share of the market for their products.  In recent years, these companies have been providing goods or services such as private and local area networks, or engaged in the sale of telephone set equipment.

Transportation:  companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution or sale of transportation equipment.  Transportation services may include companies involved in the movement of freight or people such as airline, railroad, ship, truck and bus companies.  Other service companies include those that provide automobiles, trucks, autos, planes, containers, rail cars or any other mode of transportation and their related products.  In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

Risk factors that affect transportation stocks include the state of the economy, fuel prices, labor agreements and insurance costs.  Transportation stocks are cyclical and have occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements and insurance costs.  The U.S. trend has been to deregulate these industries, which could have a favorable long-term effect, but future government decisions may adversely affect these companies.

Defense and Weapons:  companies engaged in the development, manufacture or sale of aerospace equipment and defense weapons.  Aerospace equipment may include companies involved in the development of gas turbine engines, multi-band filter and power amplifiers for airborne applications, aircraft electrical power distribution systems, airborne laser mine detection, helicopters, air-launched theater missile defense, unmanned aerial vehicles (UAV) and flight simulators.

Risk factors or challenges that face the industry include the fact that procurement cycles can be as long as ten years and the rate of growth in defense spending may soon slow down.  Some defense contractors are trading at discounts due to their exposure to aircraft and automobile manufacturing while many others face enormous underfunded pensions.  Finally, significant defense budget reductions internationally are shrinking the export opportunities for American defense companies.

Consumer Products: companies that manufacture, wholesale or retail non-durable goods such as alcoholic beverage and tobacco products.  To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of consumer products companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

There is substantial litigation related to tobacco products in the United States and certain foreign jurisdictions, and damages claimed in some of the tobacco-related litigation range into the billions of dollars. The present litigation environment is substantially uncertain, and it is possible that companies with exposure to the tobacco industries could be materially affected by an unfavorable outcome of pending litigation.  The tobacco industry faces significant governmental action aimed at reducing the incidence of smoking and seeking to hold tobacco companies responsible for the adverse health effects associated with both smoking and exposure to environmental tobacco smoke. Governmental actions, combined with the diminishing social acceptance of smoking and private actions to restrict smoking, have resulted in reduced industry volume and may affect the performance of companies in the tobacco industry.

The success of alcoholic beverage companies depends on satisfying consumer tastes and preferences. Consumer preferences can change in unpredictable ways, and consumers may begin to prefer the products of competitors. In order to respond to changes in consumer preferences, alcoholic beverage companies may need to increase and enhance the marketing of existing products, change the pricing of existing products or introduce new products and services. Each response might affect financial results.  In addition, brewers and distilled spirits manufacturers have been sued in several courts regarding advertising practices and underage consumption, and are subject to extensive regulation at the federal, state and local levels.  Compliance with these laws and regulations can be costly.

Gaming:  Companies in the gaming, casino and related industries are highly regulated, and state and Federal legislative changes can significantly impact the profitability of companies in those industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of gaming-related companies owned by the Fund may react similarly to, and move in unison with, one another. The gaming industry may also be negatively affected by changes in economic conditions as well as changes in consumer tastes.

Temporary Investments

When GNI believes market or economic conditions are unfavorable for investors, GNI may invest up to 100% of the Fund’s net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents or other short-term investments.  Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the U.S. economy.  Temporary defensive investments generally may include U.S. Government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares and other money market equivalents.  GNI also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Portfolio Turnover

The Fund is actively managed and has no restrictions upon portfolio turnover.  The Fund’s rate of portfolio turnover may be greater than that of many other mutual funds.  A 100% annual portfolio turnover rate would be achieved if each security in the Fund’s portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year.  Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains, whether reinvested or otherwise.  The following are the portfolio turnover rates for the Fund for the fiscal years ended March 31, 2006 and 2005:

Portfolio Turnover Rates For the Fiscal Years Ended March 31	2006	2005
Vice Fund	67.29%	15.01%

The Fund experienced a higher portfolio turnover rate for the fiscal year ended March 31, 2006, as compared to the fiscal year ended March 31, 2005, due, in part, to a restructuring of the investment portfolio by Michael Henry and Charles Norton, who were appointed co-portfolio managers in September, 2005 (See “Management of the Fund” for more information).

Fundamental Investment Limitations

The Fund has adopted the following fundamental investment limitations.  The following restrictions may only be changed if the change is approved by holders of a majority of the Fund’s outstanding voting securities.  As used in this SAI, “a majority of the Fund’s outstanding voting securities” means (i) more than 50% of the Fund's outstanding voting shares or (ii) 67% or more of the Fund's voting shares present at a shareholder meeting if more than 50% of the Fund's outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

The Fund may not:

1.

Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, that invest in real estate or interests therein.

2.

Make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) loan money to other funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3.

Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4.

Issue senior securities to the Fund’s presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages or pledges; (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretations thereof.

5.

Borrow money in an amount exceeding 33 1/3% of the value of the Fund’s total assets, provided that the Fund may borrow money from other funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the1940 Act.

6.

Concentrate its investments in any one industry or sector if, as a result, more than 80% of the Fund’s assets will be invested in such industry or sector.  This restriction, however, does not prohibit the Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities.  The Fund has adopted policies of concentrating in securities issued by companies within a wide range of industries and sectors consisting of all categories, the selection of which will vary at any given time.  For a description of many, if not most, of the sectors in which the Fund may be invested, please see “Sector/Industry Concentration” of this SAI.

7.

Invest in other investment companies, except as permitted by the 1940 Act.

Portfolio Holdings Information

The Advisor, GNI and the Fund are subject to portfolio holdings disclosure policies.  These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments that the Fund holds.  These portfolio holdings disclosure policies have been approved by the Trust’s Board of Trustees.  The Fund discloses its portfolio holdings at the same time to all persons.  Everyone has the same timely disclosure of the holdings with respect to any other person.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund also reports its top ten portfolio holdings as of each month end on its website at www.VICEFUND.com. All holdings are placed on the website within 10 days of the quarter-end.  Holdings are placed on the website prior to their release to the rating agencies.  This policy is consistent with the Fund’s intent that the public have full disclosure of the holdings at the same time or prior to other persons.

To the extent the Fund’s service providers have access to its holdings; they are bound by confidentiality agreements or professional standards to maintain the confidentiality of the holdings.  Service providers include, without limitation, fund administrator, custodian, fund accounting, accountants and legal counsel.

Management of the Fund

Board of Trustees and Officers

The management and affairs of the Fund are supervised by the Board of Trustees of the Trust.  The Board of Trustees consists of three individuals, two of whom are not “interested persons” of the Trust as that term is defined in the 1940 Act (the “Independent Trustees”).  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  The Trustees of the Trust, as well as the officers of the Trust, are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Independent Trustees

Name, Address and Age as of March 31, 2006	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan Street Milwaukee, WI 53202 Age: 50	Independent Trustee	Indefinite Term; Since 2001	Professor and Chair, Department of Accounting, Marquette University (2004 – present); Associate Professor, Marquette University (1996—2004).	2	Independent Trustee, Trust for Professional Managers(an open-end investment company)
Gary A. Drska 615 E. Michigan Street Milwaukee, WI 53202 Age: 49	Independent Trustee	Indefinite Term; Since 2001	Captain, Midwest Airlines (Airline Company) (1985—present); Director—Flight Standards & Training (July 1990—December 1999).	2	Independent Trustee, Trust for Professional Managers (an open-end investment company)

Interested Trustee* and Officers

Name, Address and Age as of March 31, 2006	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan Street Milwaukee, WI 53202 Age: 43	Trustee and Chairperson	Indefinite Term; Since 2001	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994—present).	2	Trustee, Trust for Professional Managers (an open-end investment company); Director/Trustee, Buffalo Funds (an open-end investment company)
Michael J. Henry Plaza of the Americas 700 North Pearl Street, Suite 900 Dallas, Texas 75201 Age: 26	President and Treasurer	Indefinite Term; Since 2005

President, Mutuals Advisors, Inc. (September 2005 - present);

President, Peterson, Goldman & Villani, Inc. (February 2004 - present); Vice President, Peterson, Goldman & Villani, Inc., (March 2003 - February 2004); Financial Consultant, MUTUALS.com, Inc. (October 2002 - June 2005); Financial

Analyst, Conseco Financial Corp. (June 2002 - October 2002); Sales Representative, Northern Tool & Equipment Co. (May 1999 - June 2002).

				N/A	N/A
Rachel A. Spearo 615 E. Michigan Street Milwaukee, WI 53202 Age: 26	Secretary	Indefinite Term; Since 2005	Counsel, Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (September 2004-Present)	N/A	N/A
Jane L. Stafford 4600 Madison, Suite 150 Kansas City, MO 64112 Age: 50	Chief Compliance Officer	Indefinite Term; Since 2004	Managing Member, Stafford + Associates, llc (June 2004 – Present); Of Counsel, Spencer Fane Britt & Brown, LLC (1997- June 2004).	N/A	N/A

__________________________

*This Trustee is considered an “interested person” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.

Board Committees

The Board of Trustees has three standing committees as described below:

Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended March 31, 2006, the Audit Committee met two times.  Both independent trustees (Dr. Akers and Mr. Drska) comprise the Audit Committee.

Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for trustee as is considered necessary from time to time and meets only as necessary.  During the fiscal year ended March 31, 2006, the Nominating Committee did not meet.  Both independent trustees (Dr. Akers and Mr. Drska) comprise the Nominating Committee.  The Nominating Committee will consider trustee nominees recommended by shareholders. However, there are no policies in place regarding nominees recommended by shareholders.

Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board.  The Valuation Committee meets as necessary when a price is not readily available.  During the fiscal year ended March 31, 2006, the Valuation Committee did not meet.  Mr. Neuberger and Dr. Akers comprise the Valuation Committee.

Board Compensation

For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $5,000 per year and $750 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  Trustees who are not Independent Trustees receive no compensation for their services as such.  Neither the Trust nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Trust or Fund expenses.  The following table shows the fees received by the Trustees for their services as such for the fiscal year ended March 31, 2006.

Name of Person/Position	Aggregate Compensation from Fund	Aggregate Compensation from Trust Paid to Trustees
Joseph C. Neuberger, Chairperson and Trustee	$0	$0

Dr. Michael D. Akers, Trustee	$3,250	$7,000

Gary A. Drska, Trustee	$3,250	$7,000

Board Interest in the Fund

The following table sets forth the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2005, stated using the following ranges:

Key

A.

$1-$10,000

B.

$10,001-$50,000

C.

$50,001-$100,000

D.

over $100,000

Dollar Range of Equity Securities Beneficially Owned (1)

Name of Trustee	Vice Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Dr. Michael D. Akers, Independent Trustee	None	None

Gary A. Drska, Independent Trustee	None	None

Joseph C. Neuberger, Interested Trustee	None	None

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2)	Please note that there is one other Fund within the Trust that is discussed in a separate Statement of Additional Information.

Control Persons, Principal Shareholders and Management Ownership

As of June 30, 2006 the following persons owned of record or are known by the Fund to own beneficially 5% or more of the Fund’s outstanding shares:

Name and Address	No. of Shares	Percentage
National Financial Services LLC For the Exclusive Benefit of Custodian 200 Liberty Street New York, NY 10281-1003	784,738.751	26.31%

National Investor Services 55 Water Street, 32nd Floor New York, NY 10041	165,476.146	5.55%

Control persons are persons deemed to control the Fund because they own beneficially over 25% of the Fund’s outstanding securities.  National Financial Services LLC is deemed a control person because it owns over 25% of the Fund’s shares.  Control persons could affect the outcome of proxy voting or the direction of management of the Fund.  As of June 30, 2006, all Trustees and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of the shares of the Fund.

Investment Advisor

The Advisor, located at 700 North Pearl Street, Suite 900, Dallas Texas 75201 and formerly known as MUTUALS.com, Inc., is a Texas corporation that serves as the investment advisor to the Fund.  The Advisor is an SEC-registered investment advisor.  Mutuals Advisors, Inc. is wholly-owned by Mutuals Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.)  Mutuals Capital Alliance, Inc. is controlled by Mr. Richard Sapio who also controlled Mutuals.com Holdings Corp.  As of June 30, 2006, the Advisor had approximately $105 million in assets under management.

Under the Investment Advisory Agreement between the Trust and the Advisor, dated May 21, 2002 (the “Agreement”), the Advisor serves as the investment advisor to the Fund, and supervises the management of the Fund’s investments and business affairs, subject to the oversight and review of the Trust’s Board of Trustees. For its services, the Advisor is entitled to an annual advisory fee of 0.95% of the Fund’s average daily net assets.  The advisory fee is payable to the Advisor monthly based on the average daily net assets of the Fund for the month involved.  In addition to the services provided by the Advisor pursuant to the Agreement, the Advisor may, from time to time, provide the Fund with office space for managing its affairs, with the services of required personnel and with certain clerical services and facilities.  These services are provided without reimbursement by the Fund for any costs incurred.

Pursuant to the Expense Waiver and Reimbursement Agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor has contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund, as a percentage of the average daily net assets is 1.75%.  Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived or reimbursed expenses for a three-year period as long as the expenses and reimbursements do not exceed the expense cap.  This agreement was renewed by the Board of Trustees at the May 17, 2006 Board meeting and is in effect for an additional ten-year period expiring on July 31, 2016.

For the fiscal periods ended March 31, 2006, 2005 and 2004, the Fund paid the following advisory fees to the Advisor under the Agreement, of which the Advisor waived the following amounts:

Fiscal Year Ended	Advisory Fee	Waiver	Advisory Fee After Waiver
March 31, 2006	$417,316	$196,862	$220,454
March 31, 2005	$168,082	$162,147	$5,935
March 31, 2004	$61,394	$129,359	$0

Investment Subadvisor

The Advisor has entered into a subadvisory agreement with GNI under which GNI serves as the subadvisor to the Fund and, subject to oversight and review by the Advisor, manages the Fund’s portfolio assets.  Under the subadvisory agreement, GNI receives compensation from the Advisor for its subadvisory services to the Fund at the annual rate of 0.08% of the Fund’s average daily net assets.  GNI is a wholly-owned subsidiary of Centillion Partners, Inc., a financial services holding company.  Charles L. Norton, CFA, is a Principal and Director of GNI, with responsibility for portfolio management and research.  Allen R. Gillespie, CFA, is a Principal and Director of GNI, with responsibility for portfolio management and research.  Philip H. Brice is a Principal and Director of GNI, with responsibility for marketing and client relations.  Ken J. Vilcheck is a Principal and Director of GNI, with responsibility for marketing and client relations.  David Dameron is a Managing Director of GNI with responsibility for compliance.  Mr. Norton, Mr. Gillespie, Mr. Brice, Mr. Vilcheck and Mr. Dameron are each considered a control person of GNI due to their ownership of and/or their position with GNI.

From September 28, 2005 until July 30, 2006, Mr. Norton served in a dual status; serving as an executive officer of GNI and as Vice President of the Advisor and co-portfolio manager, with Mr. Henry, of the Fund.  At a special meeting of Fund shareholders held on July 28, 2006, the shareholders approved the subadvisory agreement dated July 31, 2006 between the Advisor and GNI.  Subject to the oversight and review of the Advisor, Mr. Norton and Mr. Gillespie serve as co-portfolio managers of the Fund.

Potential Conflicts of Interest by GNI

GNI’s individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Fund, these accounts may include other mutual funds, separate accounts and private investment vehicles.

GNI  has established policies in areas such as personal trading and trade allocation and aggregation to prevent potential conflicts in connection with any portfolio manager’s management of the Fund and the management of any other accounts.  GNI does not engage in cross trading between the Fund and other accounts that it manages.  GNI’s compliance department regularly reviews and monitors these policies.

Portfolio Managers

Other Accounts Managed by Portfolio Managers.

The following provides information regarding other accounts managed by Messrs. Norton and Gillespie as of June 30, 2006.  Mr. Norton and Mr. Gillespie are jointly responsible for the day-to-day management of the Fund, and unless otherwise indicated, each is solely responsible for the day-to-day management of the other accounts set forth in the following table.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Charles L. Norton, CFA
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$6.4 million	1	$1.3 million
Other Accounts	144	$62.6 million	0	$0
Allen R. Gillespie, CFA
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	4	$6.4 million	1	$1.3 million
Other Accounts	144	$62.6 million	0	$0

Compensation of Portfolio Managers

The portfolio managers of the Fund are paid a flat base salary that is not based on Fund performance.  The portfolio managers do not receive a bonus tied to performance of the Fund or to its asset base.  GNI does not offer a deferred compensation plan nor does it sponsor a retirement plan as part of the portfolio managers’ compensation.  GNI is a wholly owned subsidiary of Centillion Partners.  As each portfolio manager has an ownership stake in Centillion Partners, they share in its profits.

Ownership of Fund Shares by Portfolio Managers

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of June 30, 2006, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Vice Fund	Dollar Range of Shares Owned
Charles L. Norton, CFA	None
Allen R. Gillespie, CFA	None

Legal Proceedings

On December 4, 2003, the Securities and Exchange Commission (“SEC”) filed a civil action (the “Action”) in the United States District Court for the Northern District of Texas against MUTUALS.com, Inc. a registered broker-dealer and the previous investment advisor to the Funds (the “Prior Advisor”); two affiliated broker-dealers: Connely Dowd Management, Inc. (“CDM”) and MTT Fundcorp, Inc. (“MTT”); and the following individuals: Richard Sapio, the former CEO of the Prior Advisor; Eric McDonald, the former President of the Prior Advisor and CDM; and Michele Leftwich, the former compliance officer of the Prior Advisor and President of MTT.

The Action alleges that the Prior Advisor, acting as a broker dealer, acted to facilitate certain improper trading practices known as “market timing” and “late trading” by institutional hedge funds with respect to certain mutual fund companies unaffiliated with the Funds. There were no allegations concerning the Funds or the Advisor.

Simultaneously with the filing of the Action, the Prior Advisor and the SEC stipulated to the entry of an order appointing Mr. Ralph S. Janvey, Esq. of Dallas, Texas as a Special Monitor of the Prior Advisor.

The Trustees of the Funds are actively monitoring these matters and intend to take appropriate action if and when necessary.

On or about August 11, 2004, the U.S. Attorney for the Southern District of New York informed Richard Sapio, Eric McDonald and Michele Leftwich, three former executives of the Prior Advisor that they had been charged with wire fraud and securities fraud.  The charges against the former executives stem from the same market timing activities alleged in the civil action filed by the SEC against the three former executives and the Prior Advisor in December 2003.  The wire fraud charges carry a maximum penalty of thirty years in prison and a fine of $1 million or twice the gross gain or gross loss from the offense, whichever is greater. The securities fraud charges carry a maximum penalty of twenty years in prison and a fine of $5 million or twice the gross gain or gross loss from the offense, whichever is greater.  Mr. Sapio, Mr. McDonald and Ms. Leftwich resigned from their positions with the Prior Advisor in February, 2004.  Mr. Sapio controls Mutuals Capital Alliance, Inc. (formerly known as Mutuals.com Holdings Corp.), the parent company of the Advisor.  The Advisor is a new entity of which Michael J. Henry is the President and Treasurer.

There are no charges or allegations of wrongdoing against the Funds, the Advisor or GNI.

Additional lawsuits or regulatory actions arising out of the circumstances above, and presenting similar allegations and requests for relief, may be served or filed against the Funds or the Advisor and related entities and individuals in the future.

If the SEC or the U.S. Attorney were to obtain a court injunction or a conviction against the Prior Advisor and/or Mr. Sapio, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment advisor for any registered investment company, including the Funds. In such a case, the Advisor would seek exemptive relief from the SEC, as contemplated by the Investment Company Act of 1940, although there is no assurance that such exemptive relief would be granted. The SEC also has the power, by order, to prohibit the Advisor from serving as an investment advisor.

As a result of the above developments, investors in the Fund might react by redeeming their investments.  This might require the Fund to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Fund.  However, the Advisor believes that these matters are not likely to have a material adverse effect on the Fund or on the Advisor’s or GNI’s  ability to perform their respective investment advisory services relating to the Fund.

Distribution and Shareholder Servicing

Distributor

Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), a Delaware limited liability company, is the distributor for the shares of the Fund pursuant to a Distribution Agreement (the “Agreement”), among the Trust, Advisor and Distributor dated May 21, 2002.  The Agreement was initially approved by the Board of Trustees on May 21, 2002 and was renewed by the Board of Trustees at the board meeting on May 17, 2006.  The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.  The Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  The Distributor is compensated only from the Plan, as described and defined below.

Distribution Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan authorizes payments by the Fund in connection with the distribution of shares at an annual rate of 0.25% of the Fund’s average daily net asset value.  Payments may be made by the Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board.  Such activities typically include advertising; marketing; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one which the Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.  Payments under the Plan are based upon a percentage of average daily net assets attributable to the Fund regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee.  It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases the Fund’s expenses from what they would otherwise be.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses that are incurred, that the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

The 12b-1 expenses paid by the Fund during the fiscal year ended March 31, 2006 were distributed as follows:

Advertising/Marketing	$ 972
Printing/Postage	$ 2,730
Payment to dealers	$44,223
Total	$47,925

Shareholder Servicing Agents

The Fund may enter into agreements with certain organizations that provide various services to Fund shareholders.  Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net assets of the shares covered by their respective agreements for shareholder support.  Such support may include, among other things, assisting investors in processing their purchase, exchange or redemption requests, or processing dividend and distribution payments.

The Fund terminated its sole shareholder servicing agreement effective February, 2006.  Shareholder servicing fees paid by the Fund for the fiscal years ended March 31, 2006, 2005 and 2004 were as follows:

Shareholder Servicing Fees Paid During the Fiscal Years Ended March 31	2006	2005	2004
Vice Fund	$90,736	$44,232	$16,156

Service Providers

The Trust has entered into a series of agreements whereby certain parties will provide various services to the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”) will provide accounting and administrative services and act as transfer agent to the Fund.  USBFS’s address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  The services to be provided by the transfer agent include, either by USBFS or another party pursuant to an agreement with USBFS, processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for “blue sky” purposes and assistance in the preparation of the Fund’s registration statement under federal and state securities laws.

U.S. Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Fund (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust dated as of May 21, 2002, whereby the Custodian provides custody services on behalf of the Fund and receives fees from the Fund on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 425 Walnut Street, Cincinnati, Ohio 45202.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust dated May 21, 2002, USBFS also performs certain administrative, accounting and tax reporting functions for the Fund, including the preparation and filing of federal and state tax returns, preparing and filing securities registration compliance forms with various states, compiling data for and preparing notices to the Commission, preparing financial statements for the Annual and Semi-Annual Reports to the Commission and current investors, monitoring the Fund’s expense accruals and performing securities valuations and, from time to time, monitoring the Fund’s compliance with its investment objective and restrictions.   Pursuant to the Fund’s Administration Servicing Agreement, USBFS is entitled to receive from the Trust a fee, computed daily and payable monthly, in a minimum annual amount of $100,000 from which a portion is allocated to the Fund and the remaining portion is allocated to the other series of the Trust.

For the fiscal periods ended March 31, 2006, 2005 and 2004, the following administrative fees were paid by the Fund:

Administrative Fees Paid During the Fiscal Years Ended March 31	2006	2005	2004
Vice Fund	$59,467	$36,927	$26,002

Code of Ethics

The Trust and the Advisor have adopted Codes of Ethics that govern the conduct of all employees and other supervised persons of the Trust and the Advisor.  The Codes recognize that such persons owe a fiduciary duty to the Fund’s shareholders and must place the interests of shareholders ahead of their own interests.  The Codes address compliance with federal securities laws, personal trading and reporting requirements.

Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings.  Violations of the Codes are subject to review by the Trustees and may result in severe penalties.

GNI has adopted a Code of Ethics that governs all directors and officers of GNI, as well as certain employees and control persons who have access to information regarding the purchase or sale of securities by GNI  (“GNI Access Persons”) for or on behalf of its clients. The GNI Code of Ethics permits GNI Access Persons to invest in securities, subject to certain restrictions, and GNI Access Persons must preclear most transactions.  The Code of Ethics also creates a black-out period seven days before and seven days after any GNI client portfolio trades in a security, or considers trading in a security, during which period GNI Access Persons may not buy or sell such security.  In addition, the GNI Code of Ethics prohibits access persons from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) security within 60 calendar days.  Any profits from violations of the seven day black-out provision or the short-term trading provision are subject to disgorgement and possibly other disciplinary actions..  The GNI Code of Ethics requires GNI Access Persons to submit initial and annual securities holdings reports and quarterly transaction reports. The Code of Ethics places other limitations on the acquisition of securities by GNI Access Persons, such as prohibiting the purchase of securities in an initial public offering and restricting the purchase of private placement securities.

Proxy Voting Guidelines

The Board of Trustees has adopted proxy voting procedures that delegate to the Advisor the authority to vote proxies, subject to the supervision of the Board.  The Board of trustees also authorized the Advisor to delegate its authority to vote proxies to GNI, pursuant to the subadvisory agreement, if the Advisor believes that the subadviser is in the best position to make voting decisions on behalf of the Fund.  In addition, the Board authorized the Advisor and GNI to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Trust’s proxy voting procedures provide that, in the event of a conflict between the interests of the Advisor or GNI and the Fund with regard to a proxy vote, a majority of the disinterested trustees will be responsible for resolving the conflict.

GNI’s proxy voting policies generally provide that GNI will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  GNI has adopted proxy voting guidelines that may be employed when considering how to vote proxies.  Proxy solicitations that might involve a conflict of interest between GNI and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on GNI’s part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Trust’s Board of Trustees (or its delegate), and obtain the client’s or Board’s direction to vote the proxies.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request by calling toll-free, 1-866-264-8783, by accessing the Fund’s website at www.VICEFUND.com and by accessing the SEC’s website at www.sec.gov.  The Fund will send a description of its proxy voting policies and procedures within three business days of receipt of a request.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Valuation of Shares

Shares of the Fund are sold on a continual basis at the NAV per share next computed following acceptance of an order by the Fund.  The Fund’s NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  For a description of the methods used to determine the share price, see “Valuation of Fund Shares” in the Fund’s Prospectus.  An example of how the Fund calculated its net asset value per share as of March 31, 2006 is as follows:

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

$50,530,502	=	$18.08
2,794,118

Purchase and Redemption of Shares

Detailed information on the purchase and redemption of shares is included in the Prospectus.  Shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment, which ordinarily must be at least $4,000.  However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)’s or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing an order with the Fund.

The Fund reserves the right in its sole and absolute discretion to refuse any purchase requests, particularly those that might not be in the best interests of the Fund or its shareholders or adversely affect the Fund or its operations.  This policy applies to any person or group who, in the Fund's view, is likely to engage in or has a history of excessive trading irrespective of whether the redemption fee applies.  Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.  The Fund charges a 1.00% redemption fee on shares redeemed within 60 days of purchase.  The Fund, however, reserves the right to lower or waive the amount of this fee.

Redemption In Kind

The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount.   Under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount redeemed is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, brokerage costs may be incurred by a shareholder in converting these securities to cash.

Portfolio Transactions and Brokerage

Assets of the Fund are invested by GNI in a manner consistent with its investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time.  Within this framework, GNI is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In connection with its duties to arrange for the purchase and sale of portfolio securities, GNI will select such broker-dealers who will, in GNI’s judgment, implement the Fund’s policy to achieve best qualitative execution.  GNI will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality are comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution and such other policies as the Board of Trustees may determine.

GNI does not intend to participate in soft-dollar arrangements with regard to the Fund’s brokerage.  When allocating transactions to broker-dealers, however, GNI is authorized to consider, in determining whether a particular broker-dealer will provide the best qualitative execution, the broker-dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question.  Further, GNI need not pay the lowest spread or commission available if GNI determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or GNI’s overall responsibilities as to the accounts as to which it exercises investment discretion.  If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, GNI is authorized in making such allocation, to consider whether a broker-dealer has provided research services.  Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparison of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services.  The Fund recognizes that a dollar value cannot be placed on such research services or on execution services and that such research services may or may not be useful to the Fund or other accounts of GNI, and that such research received by such other accounts may or may not be useful to the Fund.

GNI will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless GNI determines that a better price or execution may be obtained by paying such commissions.  Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder.  These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of the Fund’s assets that may be invested in a particular issue.  The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Fund’s Board of Trustees, including a majority of the Fund’s Independent Trustees.

The following table shows the aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended March 31, 2006, 2005 and 2004.

Brokerage commissions paid
Fiscal year ended March 31, 2006	$9,619
Fiscal year ended March 31, 2005	$0
Fiscal year ended March 31, 2004	$0

The Fund did not acquire securities of its regular brokers or dealers or their parents during fiscal 2006.

The same security may be suitable for the Fund or another series of the Trust managed by GNI.  If and when the Fund and another account simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the other account.  The simultaneous purchase or sale of the same securities by another fund and other account may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

GNI may enter into such relationships that provide the least overall costs to the portfolio without considering each transaction.  GNI may determine to enter into a flat charge per transaction with one broker-dealer if it determines such arrangement is likely to result in the least transaction and related costs to the Fund.

The Board of Trustees will review quarterly GNI’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.  Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

Tax Considerations

The following is a summary of certain tax considerations generally affecting the Fund and its shareholders.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here are not intended as substitutes for careful tax planning.  You should consult your personal tax advisor to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you.  Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gain

The Fund may derive capital gain or loss in connection with sales or other dispositions of securities.  Distributions of net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Information on the Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and intends to so qualify during the current fiscal year.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you.  The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.  In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and any distributions that it makes would not qualify for the dividends paid deduction.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as if received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemptions (including redemptions “in-kind”) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund, the IRS will require that you report any gain or loss on your redemption or exchange.  If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.  All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. Government Securities

Some states grant tax-free status to dividends paid to you from interest earned on certain U.S. Government securities, subject in some states to minimum investment or reporting requirements that must be met by a fund.  Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations

If you are a corporate shareholder, you should note that it is expected that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction.  You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends.  The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment.  All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

The Fund may invest in complex securities that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities.  These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

Counsel

Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and has passed upon the legality of the shares offered by the Fund’s Prospectus.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been selected as the independent registered public accounting firm of the Trust.  As such, it is responsible for auditing the financial statements of the Fund.

Financial Statements

The Fund’s audited financial statements and notes thereto are incorporated by reference to the Fund’s Annual Report for the fiscal year ended March 31, 2006 as filed with the SEC on June 7, 2006.

APPENDIX A

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicated an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•

Likelihood of payment?capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•

Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L

Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi

Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr

The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

q

A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote expectations of low credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB

Speculative.  ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative.

•

For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC

•

For issuers and performing obligations, default of some kind appears probable.

•

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

•

For issuers and performing obligations, default is imminent.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only
Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only
Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return
Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF'
Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)

‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country.  This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)

‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country.  The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A (xxx)

‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country.  Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)

‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Notes

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•

Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•

Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

PART C

OTHER INFORMATION

Item 23.

Exhibits

(a)

Declaration of Trust

(1)

Certificate of Trust — Previously filed with Registrant’s Initial Registration on Form N-1A filed with the SEC on March 23, 2001 and is incorporated by reference.

(2)

Agreement and Declaration of Trust — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(b)

Bylaws —  previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(c)

Instruments Defining Rights of Security Holders — Incorporated by reference to the Agreement and Declaration of Trust.

(d)

Investment Advisory Contracts

(1)

Investment Advisory Agreement — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(2)

Subadvisory Agreement between Mutuals Advisors, Inc. and GNI Capital, Inc. dated July 31, 2006 – filed herewith.

(d)

Underwriting Agreement — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(f)

Bonus or Profit Sharing Contracts — Not applicable.

(g)

Custody Agreement — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(h)

Other Material Contracts

(1)

Fund Administration Servicing Agreement — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(2)

Transfer Agent Servicing Agreement — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(3)

Fund Accounting Servicing Agreement — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(4)

Expense Waiver and Reimbursement Agreement — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(5)

Power of Attorney — Previously filed with Registrant’s Registration Statement on Form N-14 filed with the SEC on April 20, 2005 and is incorporated by reference.

(6)

Expense Waiver and Reimbursement Agreement between MUTUALS.com and Mutuals Advisors, Inc. dated July 31, 2006 – filed herewith.

(i)

Consent of Counsel — filed herewith.

(j)

Consent of Independent Registered Public Accounting Firm — filed herewith.

(k)

Omitted Financial Statements — Not applicable.

(l)

Agreement Relating to Initial Capital — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(m)

Rule 12b-1 Plan — Previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on May 31, 2002 and is incorporated by reference.

(n)

Rule 18f-3 — Not applicable.

(o)

Reserved.

(p)

Code of Ethics

(1)

Advisor — Previously filed with Registrant’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed with the SEC on May 20, 2005.

(2)

Trust — Previously filed with Registrant’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed with the SEC on May 20, 2005.

(3)

Distributor — Previously filed with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the SEC on June 15, 2001 and is incorporated by reference.

(4)

GNI Capital, Inc. — filed herewith.

Item 24.

Persons Controlled by or under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.

Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26.

Business and Other Connections of Investment Advisor

Mutuals Advisors, Inc. (the “Advisor”) serves as the investment advisor for the Registrant. The Advisor is a registered investment advisor. The business and other connections of the Advisor, as well as the names and titles of the executive officers and directors of the Advisor, are further described in the Advisor’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

GNI Capital, Inc. (“GNI”) serves as a subadvisor with respect to the Registrant’s Generation Wave Growth Fund and Vice Fund.  GNI is a registered investment advisor. The business and other connections of GNI, as well as the names and titles of the executive officers and directors of GNI, are further described in GNI’s Form ADV as filed with the SEC.

To the best of Registrant’s knowledge, none of the Advisor’s or GNI’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Management of the Fund -Trustees and Officers” and “Management of the Fund - Investment Advisor” sections of the Registrant’s Statements of Additional Information, which are incorporated herein by reference.

Item 27.

Principal Underwriters

(a)

Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Julius Baer Investment Funds
AIP Alternative Strategies Funds	The Kensington Funds
Allied Asset Advisors Funds	Kiewit Investment Fund L.P.
Alpine Equity Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters’ Select Funds
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	MDT Funds
Brazos Mutual Funds	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Buffalo Funds	The MP 63 Fund, Inc.
Buffalo Balanced Fund, Inc.	MUTUALS.com
Buffalo High Yield Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Large Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Fund, Inc.
Buffalo USA Global Fund, Inc.	Nicholas High Income Fund, Inc.
Country Mutual Funds Trust	Nicholas II, Inc.
Cullen Funds Trust	Nicholas Limited Edition, Inc.
Everest Funds	Nicholas Money Market Fund, Inc.
FFTW Funds, Inc.	NorCap Funds
First American Funds, Inc.	Permanent Portfolio Funds
First American Investment Funds, Inc.	Perritt Funds, Inc.
First American Strategy Funds, Inc.	Perritt MicroCap Opportunities Fund, Inc.
Fort Pitt Capital Funds	PRIMECAP Odyssey Funds
The Glenmede Fund, Inc.	Professionally Managed Portfolios
The Glenmede Portfolios	Prudent Bear Funds, Inc.
Greenspring Fund	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Rockland Trust
The Hennessy Funds, Inc.	Summit Mutual Funds, Inc.
Hennessy Mutual Funds, Inc.	Thompson Plumb Funds, Inc.
Hotchkis and Wiley Funds	TIFF Investment Program, Inc.
Intrepid Capital Management Funds Trust	Trust For Professional Managers
Jacob Internet Fund Inc.	Wexford Trust
The Jensen Portfolio, Inc.

(b)

To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Chairman and Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary, Board Member	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)

Not applicable.

Item 28.

Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Investment Advisor	Mutuals Advisors, Inc. 700 N. Pearl Street, Suite 900 Dallas, TX 75201

Registrant’s Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 54202

Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 29.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and the State of Texas, on the 31st day of July, 2006.

MUTUALS.com (Registrant)

By:

/s/ Michael J. Henry

Michael J. Henry

President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Michael J. Henry	President and Treasurer	July 31, 2006
Michael J. Henry	(Principal Executive,
Financial and Accounting
Officer)

/s/ Joseph C. Neuberger	Trustee and Chairperson	July 28, 2006
Joseph C. Neuberger

/s/ Dr. Michael D. Akers *	Independent Trustee	July 28, 2006
Dr. Michael D. Akers

/s/ Gary A. Drska *	Independent Trustee	July 28, 2006
Gary A. Drska

* By: /s/ Joseph C. Neuberger
Joseph C. Neuberger, Trustee and
Chairperson
Attorney-in-fact pursuant to
Power of Attorney previously filed
and incorporated herein by reference.